UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Hardinge Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HARDINGE INC.
One Hardinge Drive
Elmira, NY 14902-1507

March 27, 2013

Dear Shareholder:

        It is my pleasure to invite you to the 2013 Annual Meeting of Shareholders of Hardinge Inc., which will be held on May 7, 2013. The meeting will be held at 11:00 a.m., Eastern Time, at the corporate headquarters of Hardinge Inc., One Hardinge Drive, Elmira, New York.

        The accompanying Notice of Annual Meeting and Proxy Statement describe the matters to be considered and acted upon by our shareholders at the Annual Meeting. If you plan to attend the Annual Meeting, please provide us with advance confirmation of your attendance as provided in the Proxy Statement to help us ensure that we can properly accommodate all of our shareholders.

        It is important that your shares be represented at the meeting whether or not you plan to attend. Please note that you may vote your shares by telephone, online or by mail. The instructions for voting are contained in the Proxy Statement.

        To our shareholders owning shares held in "street name" through an account at a brokerage firm, bank or similar institution, please note that stock exchange rules do not permit the institution to vote on your behalf with respect to uncontested elections of directors if you do not instruct the institution how to vote your shares. Therefore, we urge our street name holders to submit voting instructions to your broker, bank or other nominee.

        Thank you for your ongoing support of Hardinge Inc.

Sincerely,
RICHARD L. SIMONS Chairman of the Board President and Chief Executive Officer

Notice of 2013 Annual Meeting of Shareholders of Hardinge Inc.

To Shareholders of Hardinge Inc.:

        You are cordially invited to attend the Annual Meeting of Shareholders of Hardinge Inc. which will be held at the Company's corporate headquarters, One Hardinge Drive, Elmira, New York, on May 7, 2013, at 11:00 a.m. Eastern Time. The principal business of the meeting will be:

  (1)
  To elect three Class I Directors for three year terms;

  (2)
  To ratify the appointment of Ernst & Young LLP as Hardinge's independent auditor for the fiscal year ending December 31, 2013;

  (3)
  To act on an advisory vote on executive compensation; and

  (4)
  To transact such other business as may properly come before the meeting.

        If you plan to attend the Annual Meeting, please confirm your attendance as provided in the Proxy Statement to help us ensure that we can properly accommodate all of our shareholders.

        Your vote is important to us. Please vote by one of the following methods whether or not you plan to attend the meeting (see instructions in the enclosed Proxy Statement):

  •
  via the internet,

  •
  by telephone, or

  •
  by returning the enclosed proxy card.

Note to Beneficial Owners.    Banks, brokers or nominees are not permitted to vote on behalf of beneficial owners with respect to the matters addressed in Proposals 1 and 3 noted above if you do not instruct your bank, broker or nominee on how to vote your shares in the manner set forth on your voter instruction card.

By order of the Board of Directors,

J. Philip Hunter
Secretary

Hardinge Inc.
One Hardinge Drive
Elmira, NY 14902-1507

March 27, 2013

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on May 7, 2013

        The Proxy Statement, Notice of 2013 Annual Meeting of Shareholders, Form of Proxy and the Annual Report to Shareholders are available at www.hardinge.com/2013proxy.

HARDINGE INC.

Proxy Statement for the 2013 Annual Meeting of Shareholders

i

HARDINGE INC.

PROXY STATEMENT

 INFORMATION CONCERNING SOLICITATION AND VOTING

        The Board of Directors (the "Board") of Hardinge Inc. ("Hardinge", the "Company", "we", "our" or "us") is soliciting proxies for our Annual Meeting of Shareholders (the "Meeting") to be held on May 7, 2013 at 11:00 a.m. Eastern Time at our corporate headquarters located at One Hardinge Drive, Elmira, New York. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Meeting. Please read it carefully. This Proxy Statement and the accompanying proxy card are first being mailed to our shareholders on or about March 27, 2013.

Questions and Answers

What am I voting on?

        At the Meeting, you will be voting:

  •
  to elect three Class I directors for three year terms;

  •
  to ratify the appointment of Ernst & Young LLP as Hardinge's independent auditor for the fiscal year ending December 31, 2013;

  •
  to act on an advisory vote on executive compensation; and

  •
  on any other matter as may properly come before the Meeting and any adjournment or postponement of the Meeting.

How do you recommend that I vote on these items?

        The Board recommends that you vote (1) FOR all director nominees; (2) FOR the ratification of the Board's appointment of Ernst & Young LLP as our independent auditor for the fiscal year ending December 31, 2013; and (3) FOR the advisory vote on executive compensation.

Who is entitled to vote?

        You may vote if you owned our common shares as of the close of business on the record date for the Meeting, March 8, 2013.

How many votes do I have?

        You are entitled to one vote for each common share you owned as of March 8, 2013. As of the close of business on March 8, 2013, we had 11,758,543 common shares outstanding. The shares held in our treasury are not considered outstanding and will not be voted or considered present at the Meeting.

What is the difference between a shareholder of record and a beneficial owner of shares held in street name?

        Shareholder of Record.    If your shares are registered directly in your name with the Company's transfer agent, Computershare Investor Services, LLC ("Computershare"), you are considered the shareholder of record with respect to those shares, and this Proxy Statement and the accompanying proxy card was sent directly to you by the Company.

        Beneficial Owner of Shares Held in Street Name.    If your shares are held in an account at a brokerage firm, bank, or similar institution, then you are the beneficial owner of shares held in "street name," and this Proxy Statement and the accompanying proxy card were forwarded to you by that institution. The institution holding your account is considered the shareholder of record for purposes of voting at the Meeting. As a beneficial owner, you have the right to instruct the institution on how to vote the shares held in your account, and will receive a vote instruction form.

As a shareholder of record, how do I vote by proxy before the Meeting?

        Before the Meeting, shareholders of record may vote shares in one of the following three ways:

  •
  by internet at www.investorvote.com/HDNG;

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  by telephone (within the United States and Canada) at 1-800-652-VOTE (8683); or

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  by mail by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

        Please see your proxy card for more information on these options.

        If you vote by proxy, your shares will be voted at the Meeting in the manner you indicate. If you sign your proxy card or complete the internet or telephone voting procedures but do not specify how you want your shares to be voted, they will be voted as the Board recommends.

As a beneficial owner of shares held in street name, how do I vote my shares before the Meeting?

        Beneficial owners vote their shares held in street name by instructing their broker or other nominee how to vote using the voting instruction form provided by the broker or nominee. Brokers have authority to vote their discretion on "routine" matters if they do not receive voting instructions from the beneficial owner of the shares. Please note that the election of directors (Proposal 1) and the advisory vote on executive compensation (Proposal 3) are considered non-routine matters. Consequently, if you do not give your broker or nominee specific voting instructions with respect to these matters, your shares held in street name will not be counted in determining the number of shares necessary for approval of these matters but will instead be treated as a broker non-vote with respect to each applicable matter.

Who can attend the Meeting?

        If you were a shareholder of record or beneficial owner of Hardinge's common stock at the close of business on March 8, 2013, you or your authorized proxy may attend the Meeting. To ensure that we can accommodate all shareholders desiring to attend the Meeting, we ask that you confirm your attendance in advance. If your shares are registered in your name on the records of Computershare, or if you are a beneficial owner of shares through The Hardinge Inc. Retirement Plan, you can register your attendance by sending an email request to us at AnnualMeeting@hardinge.com or by writing to us at Hardinge Inc., One Hardinge Drive, Elmira, New York 14902-1507, Attn: Investor Relations. If you are the beneficial owner of shares held by a broker, bank or other nominee, you may register your attendance by writing to us at the above address and including a copy of an account statement or a legal proxy from the institution holding your shares, in either case showing your ownership of shares as of March 8, 2013. All persons seeking admittance to the Meeting will be requested to provide proof of identification. When confirming your attendance, please let us know of any special assistance you may require.

 May I vote my shares in person at the Meeting?

        If you are a shareholder of record, you may vote your shares at the Meeting if you attend in person, even if you previously submitted a proxy card or voted by internet or telephone. Whether or not you plan to attend the Meeting, however, we encourage you to vote your shares by proxy before the Meeting.

        If you are a beneficial owner of shares held in street name and want to vote in person at the Meeting, you must obtain from your broker or nominee a legal proxy issued in your name giving you the right to vote the shares directly at the Meeting. You will not be entitled to vote at the Meeting unless you present such a proxy to the Company at that time.

May I change my mind after I vote?

        If you are a shareholder of record, you may change your vote or revoke your proxy at any time before the polls close at the Meeting. You may change your vote or revoke your proxy by:

  •
  signing another proxy card with a later date and returning it to our Corporate Secretary at One Hardinge Drive, Elmira, New York 14902-1507, prior to the Meeting;

  •
  voting again by telephone or via the internet prior to the Meeting; or

  •
  attending the Meeting and voting your shares in person.

        You also may revoke your proxy prior to the Meeting without submitting any new proxy by sending a written notice that you are withdrawing your proxy to our Corporate Secretary at the address specified above.

        If you are a beneficial owner of shares held in street name, you may submit new voting instructions by contacting your brokerage firm, bank or other nominee. You may also vote in person at the Meeting if you obtain a legal proxy as described above.

How do I vote if I participate in The Hardinge Inc. Retirement Plan?

        If you are a participant in The Hardinge Inc. Retirement Plan, separate participant direction cards will be mailed to you along with this Proxy Statement. You can instruct the plan's trustees how to vote the shares that are allocated to your account. The trustees must receive your instructions no later than May 2, 2013. If you do not provide instructions to the plan's trustees prior to May 2, 2013, the trustees will vote them in proportion to those shares for which they have received voting instructions.

How many shares must be present to hold the Meeting?

        In order for us to conduct the Meeting, a majority of our outstanding common shares as of March 8, 2013, must be present in person or by proxy at the Meeting. This is called a quorum. Your shares are counted as present at the Meeting if you attend the Meeting and vote in person or if you properly return a proxy by internet, telephone or mail.

How many votes are needed for proposals?

        Nominees for director will be elected by a plurality of votes cast at the Meeting by holders of common stock present in person or by proxy and entitled to vote. Any other matter requires the affirmative vote of a majority of the votes cast at the meeting, except as otherwise provided in our Certificate of Incorporation, our By-Laws or applicable law.

 What is a "broker non-vote"?

        If you own shares through a broker or bank in street name, you may instruct your broker or bank how to vote your shares. A "broker non-vote" occurs when you fail to provide your broker or bank with voting instructions and the broker or bank does not have the discretionary authority to vote your shares on a particular proposal. A broker, bank or nominee is not permitted to vote on behalf of beneficial owners with respect to elections of directors (Proposal 1) or the advisory vote on executive compensation (Proposal 3) if you do not instruct your broker, bank or nominee on how to vote your shares.

How will broker non-votes and abstentions be treated?

        Broker non-votes and abstentions will be treated as shares present for quorum purposes, but not entitled to vote, so they will have no effect on the outcome of any proposal.

How will voting on "any other business" be conducted?

        We have not received proper notice of, and are not aware of, any business to be transacted at the Meeting other than as indicated in this Proxy Statement. If any other item or proposal properly comes before the Meeting, the proxies received will be voted on those matters in accordance with the discretion of the proxy holders.

Who pays for the solicitation of proxies?

        Our Board is making this solicitation of proxies on our behalf. We will pay the costs of the solicitation, including the costs for preparing, printing and mailing this Proxy Statement. We also will reimburse brokers, nominees and fiduciaries for their costs in sending proxies and proxy materials to our shareholders so you can vote your shares. Our directors, officers and employees may contact you by telephone or electronic communication or in person. We will not pay directors, officers or other employees any additional compensation for their proxy solicitation efforts.

How can I find the voting results of the Meeting?

        We will include the voting results in a Current Report on Form 8-K, which we expect to file with the Securities and Exchange Commission (SEC) within four business days after the end of the Meeting.

How do I submit a shareholder proposal for, or nominate a director for election at, next year's Meeting?

        If you wish to submit a proposal to be included in our Proxy Statement for our 2014 Annual Meeting of Shareholders, we must receive it at our principal office on or before November 27, 2013. Please address your proposal to: Corporate Secretary, Hardinge Inc., One Hardinge Drive, Elmira, New York 14902-1507. We will not be required to include in our Proxy Statement a shareholder proposal that is received after that date or that otherwise does not meet the requirements for shareholder proposals established by the SEC or set forth in our By-Laws.

PROPOSAL 1—ELECTION OF DIRECTORS

        Our Board is divided into three classes. Nominees Robert J. Lepofsky, Mitchell I. Quain and Richard L. Simons are Class I Directors, and if elected at the Meeting, will serve a term of three years expiring at the 2016 Annual Meeting, or when their respective successors have been duly elected and qualified.

        The following sets forth with respect to each nominee for director and each director continuing in office such person's length of service as a director, age, principal occupation during the past five years, other positions such person holds with the Company, if any, and other information regarding the experience of the director.

Nominees for Election as Class I Directors:

Name and Age	Biographical Data	Length of Service as Director and Expiration of Term
Robert J. Lepofsky (Age 68)	Mr. Lepofsky has been Chairman of Westcliff Capital Group, a private holding and investment management company since November 2006. He was formerly a director of Brooks Automation, Inc., a publicly-traded global provider of automation, vacuum and instrumentation solutions for multiple markets including semiconductor manufacturing, life sciences and clean energy from 2005 until his retirement in 2010 and served as its Chief Executive Officer from October 2007 through September 2010. He held various positions with Helix Technology Corporation, a publicly-traded producer of innovative vacuum systems, including Chairman of the Board (2005-2006), President, CEO and Executive Director (1989-2005), President and Executive Director (1988-1989), President, Chief Operating Officer and Executive Director (1987-1988) and other senior management roles (1980-1987). He has a BS degree from Drexel Institute of Technology and holds an Advanced Professional Director Certification from the American College of Corporate Directors, a national director education organization. Mr. Lepofsky was a director of Moldflow Corporation, a publicly-traded developer of software solutions for the plastics industry from December, 2003 until its sale to Autodesk Corp. in May, 2008. He has served as a member of the Board of Directors of Avantair, Inc., a publicly-traded company, since 2007. Mr. Lepofsky's extensive executive management experience and service as a director of publicly-traded companies enables him to bring a valuable skill set to the Board in operations, strategic planning and financial management. Mr. Lepofsky is a member of the Nominating and Governance, Compensation and Investment Committees.	Director since 2012; term expires 2013

Name and Age	Biographical Data	Length of Service as Director and Expiration of Term
Mitchell I. Quain (Age 61)	Since January 1, 2012, Mr. Quain has been a Senior Advisor to Carlyle Group, Inc., a global alternative asset manager. Mr. Quain was a Partner of One Equity Partners, a private investment firm (2010-2011). He was a Senior Director of ACI Capital Corp (2006-2010). Mr. Quain was Chairman of Register.Com, Inc., an internet services provider (2002-2005), and from 1997 to 2001 he was employed with ABN AMRO and its predecessors in several capacities including Vice Chairman. Mr. Quain has a M.B.A. degree from the Harvard Business School. Mr. Quain is Chairman of the Board of Directors of Magnetek, Inc. a publicly-traded manufacturer of digital power and motion control systems; a director of Titan International, Inc. a publicly-traded supplier of wheel and tire assemblies; a director of Astro-Med, Inc., a manufacturer of specialty printers and medical equipment; and a director of RBC Bearings Inc., a specialty bearings manufacturer. He is a member of Hardinge's Compensation, Investment and Nominating and Governance Committees. Mr. Quain's 35 years of investment and analysis experience with industrial companies, his working knowledge of capital markets gained from his experiences as an investment banker, his knowledge and experience as a Chartered Financial Analyst and his service as a director of other publicly-traded manufacturers, offer a valuable perspective to the Board of Directors.	Director since 2004; term expires 2013

Name and Age	Biographical Data	Length of Service as Director and Expiration of Term
Richard L. Simons (Age 57)	Mr. Simons has served as Hardinge's President and Chief Executive Officer since May, 2008 and became Chairman of the Board in February, 2012. Mr. Simons served as the Company's Senior Vice President/Chief Operating Officer from March to May, 2008. Prior to rejoining Hardinge in 2008, he was Vice President and Corporate Controller at Carpenter Technology, a publicly-traded specialty steel manufacturer (2005-2008). Mr. Simons originally joined Hardinge in 1983, holding the positions of Executive Vice President/Chief Financial Officer of Hardinge Inc. (2000-2005); Senior Vice President/Chief Financial Officer in 1999 and various other financial management roles (1983-1998). He previously served on the Company's Board of Directors from February, 2001 to July, 2005. Mr. Simons has an M.B.A. degree from the Rochester Institute of Technology and is also a certified public accountant. He is a director of Sunnen Products Company, a privately-held global manufacturer and distributor of bore sizing and finishing equipment, engine rebuilding equipment, tooling and abrasives. Mr. Simons' vast experience in manufacturing, finance, and his long history with Hardinge, strengthens the Board's collective ability to manage the Company's business.	Director since 2008; term expires 2013

THE BOARD RECOMMENDS A VOTE FOR ALL NOMINEES.

Directors Continuing in Service:

Class II Directors:

Name and Age	Biographical Data	Length of Service as Director and Expiration of Term
Daniel J. Burke (Age 72)	Mr. Burke has served since 1988 as President and Chief Executive Officer of Swift Glass Co., Inc., a privately-held fabricator of glass component parts. He has a B.S. degree from Georgetown University. Mr. Burke is Lead Independent Director for the Hardinge Board of Directors. He is Chairman of Hardinge's Compensation Committee, Chairman of Hardinge's Nominating and Governance Committee and a member of the Audit Committee. Mr. Burke possesses particular knowledge and experience in manufacturing which bring a valuable perspective to the Board of Directors.	Director since 1998; term expires 2014
J. Philip Hunter (Age 70)
	Mr. Hunter retired in 2006 as a partner in Sayles & Evans, a law firm in Elmira, New York, where he was a partner for 35 years. Mr. Hunter has a juris doctorate degree from Cornell University. He is Hardinge's Secretary and a member of the Company's Investment and Nominating and Governance Committees. Mr. Hunter has particular knowledge in legal, regulatory and human resource affairs that strengthen the Board's collective ability to manage the Company.	Director since 1992; term expires 2014
R. Tony Tripeny (Age 54)
	Mr. Tripeny is Senior Vice President, Corporate Controller and Principal Accounting Officer of Corning Incorporated, a publicly-traded global, technology-based corporation headquartered in Corning, New York that operates in five market segments—display technologies, environmental technologies, telecommunications, life sciences and special materials. He has held various other positions with Corning Incorporated including Vice President/Corporate Controller/Principal Accounting Officer (2009), Vice President/Corporate Controller (2005-2009), Division Vice President/Operations Controller (2004-2005), Group Controller, Corning Telecommunications Business (2003-2004) and various other financial roles (1985-2002). He has a B.S. degree from the University of Pennsylvania. Mr. Tripeny's extensive financial management experience with a large, publicly-traded, global manufacturing company and his in-depth knowledge of investor relations, business development and strategic financial issues enable him to offer a valuable perspective to the Board of Directors. He is also qualified to serve as a director because he is an	Director since 2012; term expires 2014

Name and Age	Biographical Data	Length of Service as Director and Expiration of Term
"audit committee financial expert" as defined by SEC rules and, as such, serves on Hardinge's Audit Committee. Mr. Tripeny is also a member of the Compensation and Nominating and Governance Committees.

Class III Directors:

Name and Age	Biographical Data	Length of Service as Director and Expiration of Term
Douglas A. Greenlee (Age 65)	Mr. Greenlee is the Director of Strategic Initiatives at Way Station, Inc., a not-for-profit behavioral health organization in which he has held various other positions since 2003. Mr. Greenlee was employed by the Company as Vice President, Business Development from June, 1992 to April, 1999. He is an attorney and certified public accountant. Mr. Greenlee has a juris doctorate degree from Georgetown University and practiced law in Winchester, Virginia for 17 years, focusing primarily in taxation, employee benefits and corporate law. Mr. Greenlee is Chairman of Hardinge's Investment Committee and a member of the Audit and Nominating and Governance Committees. Mr. Greenlee has particular skills and experiences in accounting, finance and legal affairs that qualify him to serve as a director.	Director since 1979; term expires 2015
John J. Perrotti (Age 52)
	Mr. Perrotti is President and Chief Executive Officer of Gleason Corporation, a privately-held manufacturer of gear production equipment headquartered in Rochester, New York that is a leading global player in the machine tool market. He also serves as a director of Gleason Corporation and has held various other positions with the company including President and Chief Operating Officer (2005), Executive Vice President, Chief Financial Officer (2002-2004), Treasurer (1997-2004) and Vice President-Finance (1995-2002). Mr. Perrotti was formerly a practicing certified public accountant at KPMG. Mr. Perrotti has a M.B.A. degree from the University of Rochester. In addition to offering his perspective as chief executive officer of a manufacturing company, Mr. Perrotti is also qualified to serve as a director because he is an "audit committee financial expert" as defined by SEC rules and, as such, serves as Chairman of Hardinge's Audit Committee. Mr. Perrotti is also a member of the Investment and Nominating and Governance Committees.	Director since 2003; term expires 2015

CORPORATE GOVERNANCE

        Our business, property and affairs are managed by, or are under the direction of, our Board pursuant to New York Business Corporation Law and our By-Laws. Members of the Board are kept informed of Hardinge's business through discussions with the Chief Executive Officer, the Chief Financial Officer, and other key members of management, by reviewing materials provided to them and by participating in meetings of the Board and its several committees.

Board Meetings

        The Board held seven scheduled meetings during the year ended December 31, 2012. All members of the Board attended at least 75% of the aggregate number of Board meetings and meetings of committees of which they are members held during 2012.

Board Committees

        We have four standing Board committees: Audit, Compensation, Nominating and Governance, and Investment. Each standing committee's written charter, as adopted by the Board, is available on our website at www.hardinge.com under the heading "Investor Relations—Corporate Governance."

Audit Committee

        The Audit Committee met four times during 2012. The current members of our Audit Committee are Messrs. Perrotti (Chairman), Burke, Greenlee and Tripeny. The Audit Committee, which has been established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, assists the Board in fulfilling its responsibilities for generally overseeing the Company's financial reporting processes and the audit of the Company's financial statements, including the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the qualifications and independence of the Company's independent auditor, the performance of the independent auditor, and risk assessment and risk management. Among other things, the Audit Committee prepares the Audit Committee Report for inclusion in the annual proxy statement; annually reviews its charter and performance; appoints, evaluates and determines the compensation of our independent auditor; reviews and approves the scope of the annual audit, the audit fee and the financial statements; reviews the Company's disclosure controls and procedures, internal controls, and corporate policies with respect to financial information and earnings guidance; reviews regulatory and accounting initiatives; oversees the Company's compliance programs with respect to legal and regulatory requirements; administers the Company's Code of Ethics for the Chief Executive and Senior Financial Officers; oversees investigations into complaints concerning financial matters; reviews other risks that may have a significant impact on the Company's financial statements; and reviews SEC filings. The Audit Committee works closely with management as well as the independent auditor. The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from the Company for, outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties. The independent auditor regularly meets privately with the Audit Committee and has unrestricted access to this Committee. The Audit Committee also works closely with the Company's internal auditor, including reviewing and approving the internal auditor's work plan, assessing the internal auditor's work product, and making recommendations for follow-up or additional audit work. The Company's internal auditor meets with the Audit Committee outside the presence of management and has unrestricted access to the Audit Committee.

Compensation Committee

        The Compensation Committee met four times during 2012. The current members of the Compensation Committee are Messrs. Burke (Chairman), Lepofsky, Quain and Tripeny. The

Compensation Committee reviews and recommends to the independent directors salaries and bonuses of all executive officers and also administers the Company's 2002 Incentive Stock Plan and 2011 Incentive Stock Plan and grants stock options, restricted stock units and performance share units under the 2011 Incentive Stock Plan. Other specific duties include reviewing and approving objectives relevant to executive officer compensation; evaluating performance and determining the compensation of executive officers in accordance with those objectives; overseeing the Company's equity-based and incentive compensation plans; reviewing total compensation of senior managers of the Company and its subsidiaries; establishing compensation policies and practices for service on the Board and its committees; developing guidelines for and monitoring director and executive stock ownership; reviewing employment agreements for executive officers and making recommendations about such agreements to the independent directors and annually evaluating its performance and its charter.

Nominating and Governance Committee

        The Nominating and Governance Committee met twice during 2012. The current members of the Nominating and Governance Committee are Messrs. Burke (Chairman), Greenlee, Hunter, Lepofsky, Perrotti, Quain and Tripeny. The Nominating and Governance Committee is expected to identify, evaluate and recommend nominees for the Board of Directors for purposes of each annual meeting of shareholders and evaluate the composition and organization of the Board and its committees. The Nominating and Governance Committee also develops and regularly reviews corporate governance principles and related policies for approval by the Board; oversees the organization of the Board to discharge the Board's duties and responsibilities properly and efficiently; and sees that proper attention is given and effective responses are made to shareholder concerns regarding corporate governance. Other specific duties and responsibilities of the Nominating and Governance Committee include: overseeing succession planning, annually assessing the size and composition of the Board, including developing and reviewing director qualifications for approval by the Board; identifying and recruiting new directors and considering candidates proposed by shareholders; recommending assignments of directors to committees to ensure that committee membership complies with applicable laws and listing standards; conducting a preliminary review of director independence and financial literacy and expertise of Audit Committee members; overseeing director orientation and continuing education; overseeing the self-evaluation of the Board and its committees; and annually evaluating the Chief Executive Officer in conjunction with the Compensation Committee with input from all Board members. The Nominating and Governance Committee also administers the Company's Related Party Transaction Policy. The Nominating and Governance Committee annually reviews its performance and charter.

        It is the policy of the Nominating and Governance Committee to consider both recommendations and nominations for candidates to the Board submitted by our shareholders. Shareholder recommendations for candidates to the Board must be directed in writing to the Chairman of the Board, Hardinge Inc., One Hardinge Drive, Elmira, NY 14902-1507, and must include: the candidate's name, age, business address and residence address, the candidate's principal occupation or employment, the number of shares of the Company which are beneficially owned by the candidate, a description of all arrangements or understandings between the shareholder making such nomination and each candidate and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the shareholder, detailed biographical data and qualifications and information regarding any relationships between the candidate and the Company within the last three years, and any other information relating to such nominee that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. A shareholder's recommendation must also set forth: the name and address, as they appear on the Company's books, of the shareholder making such recommendation, the class and number of shares of the Company which are beneficially owned by the shareholder and the date such shares were acquired by the shareholder, any material interest of the shareholder in such nomination, any other information that is required to be provided by the shareholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, in his capacity as a proponent to a shareholder proposal, and a statement from the recommending shareholder in support of the candidate, references for the candidate, and an indication of the candidate's willingness to serve, if elected.

        Our By-Laws establish an advance notice procedure with regard to certain matters, including shareholder proposals and director nominations, which are properly brought before an annual meeting of shareholders. To be timely, a shareholder's notice must be delivered to, or mailed and received at, the Company's principal executive offices not less than 120 calendar days prior to the first anniversary date on which the Company's Proxy Statement was mailed to shareholders in connection with the previous year's annual meeting of shareholders. In the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year's proxy statement, notice by the shareholder, to be timely, must be so received a reasonable time before the solicitation is made.

        Except as may be required by rules promulgated by the SEC, or other applicable law, there are currently no specific, minimum qualifications that must be met by each candidate for the Board, nor are there specific qualities or skills that are necessary for one or more of the members of the Board to possess.

        In identifying and evaluating the individuals that it recommends that the Board select as director nominees, the Nominating and Governance Committee utilizes the following process:

  •
  The Committee reviews the qualifications of all candidates who have been properly recommended or nominated by the shareholders, as well as those candidates who have been identified by management, individual members of the Board or, if the Committee determines, a search firm.

  •
  The Committee evaluates the performance and qualifications of individual members of the Board eligible for re-election at the annual meeting of shareholders.

  •
  The Committee considers the suitability of each candidate, including the current members of the Board, in light of the current size and composition of the Board. In evaluating the suitability of the candidates, the Committee considers many factors, including, among other things, issues of character, judgment, independence, age, expertise, breadth of experience, length of service and other commitments. The Committee evaluates such factors, among others, and considers each individual candidate in the context of the current perceived needs of the Board as a whole.

  •
  After such review and consideration, the Committee recommends that the Board select the slate of director nominees.

        The Committee has not adopted a specific diversity policy with respect to the filling of vacancies on the Board of Directors. The Committee recognizes the importance of including candidates who will provide a diversity of perspectives.

Investment Committee

        The Investment Committee met five times during 2012. The current members of the Investment Committee are Messrs. Greenlee (Chairman), Hunter, Lepofsky, Perrotti and Quain. The Investment Committee performs several responsibilities with respect to the Company's U.S. pension and retirement plans including: review of investment objectives and policies; review of the selection and retention of trustees, custodians, investment managers and other service providers; and review of allocation among asset classes and investment performance compared to appropriate benchmarks. The Investment Committee annually reviews its performance and charter.

 Director Independence

        The Board makes an annual determination regarding the independence of each of our directors. The Board has determined that, as of January 1, 2013, Messrs. Burke, Greenlee, Hunter, Lepofsky, Perrotti, Quain and Tripeny are "independent" within the meaning of the rules of all applicable laws and regulations.

        The Board determined that Mr. Simons is not independent because he is an executive officer of Hardinge.

        Each member of the Board's Audit, Compensation, and Nominating, Investment and Governance Committees is independent within the meaning of all applicable laws and regulations.

Board Leadership

        In accordance with the Company's Corporate Governance Guidelines, the Board of Directors has the flexibility to determine whether it is in the best interest of the Company and its stockholders to separate or combine the roles of Chairman and Chief Executive Officer of the Company at any given time. Currently, Richard L. Simons, President and Chief Executive Officer of the Company serves as Chairman of the Board of Directors and Daniel J. Burke serves as Lead Independent Director.

        The Board considered the roles and responsibilities of the Chairman and the Chief Executive Officer, and, while it retains the discretion to separate the roles in the future as it deems appropriate and acknowledges that there is no single best organizational model that is most effective in all circumstances, it determined at this time having Mr. Simons serve as both the Chief Executive Officer and the Chairman is in the best interest of our shareholders. The Board believes this structure makes the best use of the Chief Executive Officer's detailed and in-depth knowledge of the industry and the issues, opportunities, and challenges facing the Company and provides for clear unity of leadership from the perspective of customers, employees, suppliers and other stakeholders.

        The structure and composition of the Board and other corporate governance measures in place provide the Board of Directors, in its view, with the appropriate balance between the respective needs for dependable strategic and operational leadership by the Chairman and Chief Executive Officer and the oversight and objectivity of independent directors.

        The responsibilities of Mr. Burke, as the Lead Independent Director, include the following:

  •
  Establishing an appropriate schedule of Board meetings and approving the information, agenda and meeting schedules.

  •
  Ensuring the quality, quantity and timeliness of the information submitted by the Company's management that is necessary or appropriate for the non-employee directors to effectively perform their duties.

  •
  Developing agendas for and presiding over executive sessions of the Board's non-employee directors.

  •
  Serving as principal liaison between the non-employee directors and management.

        In addition to the strong and important role the Lead Independent Director plays in the governance of the Board, all members of the Board with the exception of Mr. Simons are independent as determined under the applicable NASDAQ listing standards. All members of the four standing committees of the Board—Audit, Compensation, Investment, and Nominating and Governance—are independent directors as determined under the applicable NASDAQ listing standards. Each director may request of the Lead Independent Director or committee chair inclusion of specific items on the agendas for Board and committee meetings. Also, the independent directors, under the leadership of the Lead Independent Director, meet separately without members of management after each regularly scheduled Board meeting. Further, any director may request of the Lead Independent Director that the independent, non-management directors go into executive session at any meeting or have a special meeting of the Board at any time.

        Considering all of the above, the Board of Directors believes a combination of the Chairman and Chief Executive Officer functions is the best leadership structure and is in the best interest of the Company and its shareholders at this time.

Executive Sessions of Independent Directors

        Independent Board members periodically meet without management present from time to time as determined by the Lead Independent Director either at the time of regularly scheduled Board Meetings, for which meetings the directors are not compensated, or at other times between such meetings, for which meetings, if present, the Directors are compensated at the then applicable fee for committee meetings. Mr. Burke, as Lead Independent Director, presides over meetings of the Independent Directors. The Independent Directors met five times during 2012.

The Board's Role in Risk Oversight

        Our Board is actively involved in overseeing our risk management. Operational and strategic presentations by senior management to the Board include consideration of the challenges and risks to our business, and the Board and management actively engage in discussion on these topics. Senior management provides detailed reports on specific risk management issues when requested by the Board or otherwise deemed appropriate by management. Outside counsel and other advisors participate in these reports as appropriate.

        The Audit Committee regularly reviews risk assessment and risk management. It reviews management's assessment of the effectiveness of internal control over financial reporting as of the end of the each fiscal year and the independent auditor's report on management's assessment and determines appropriate actions to address identified weaknesses. The Committee also discusses the Company's policies with respect to risk assessment and risk management and regularly reviews Enterprise Risk Management (ERM) issues associated with the Company.

Communications with Directors

        Shareholders may communicate concerns to any director, committee member or the Board by writing to the following address: Hardinge Inc. Board of Directors, Hardinge Inc., One Hardinge Drive, Elmira, New York 14902-1507, Attention: Corporate Secretary. Please specify to whom your correspondence should be directed. The Corporate Secretary has been instructed by the Board to promptly forward all correspondence (except advertising material) to the relevant director, committee member or the full Board, as indicated in the correspondence.

Audit Committee Financial Expert

        The Board has determined that at least two members of the Audit Committee, John J. Perrotti and R. Tony Tripeny, are Audit Committee Financial Experts for purposes of the SEC rules.

Policy Regarding Directors' Attendance at Annual Meetings

        Hardinge Inc. has a policy that every director and nominee for director will attend our Annual Meeting of Shareholders unless unavoidable circumstances, business or personal, arise. All of the Board members attended the 2012 Annual Meeting.

 Code of Conduct

        Our Board has adopted the Code of Conduct for Directors and Executive Officers and the Code of Ethics for the Chief Executive and Senior Financial Officers which supplement the Code of Conduct governing all Hardinge employees and directors. Copies of these policies are available on our website at www.hardinge.com under the heading "Investor Relations—Corporate Governance." We will promptly disclose any amendments to, or waivers from, the Code of Ethics for the Chief Executive and Senior Financial Officers on our website. During 2012, no waivers were made with respect to the Code of Ethics for the Chief Executive and Senior Financial Officers.

PROPOSAL 2—RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT AUDITOR

        The Board is seeking shareholder ratification of the appointment of Ernst & Young LLP as the Company's independent auditor for the year ending December 31, 2013.

        The Audit Committee of the Board has reviewed and evaluated all criteria it considered relevant in assessing the performance of Ernst & Young LLP, such as the quality of its audit work, its knowledge of the industry and the Company's affairs, the availability of its professional advice on a timely basis and the reasonableness of its fees. Based upon such review and evaluation, the engagement of Ernst & Young LLP has been approved by the Audit Committee. If the Company's shareholders do not ratify the appointment of Ernst & Young LLP, the appointment of an independent auditor will be reconsidered by the Audit Committee. Even if the appointment is ratified, the Audit Committee in its discretion may nevertheless appoint another independent auditor at any time during the year if the Audit Committee determines such a change would be in the best interests of our shareholders and the Company.

        It is expected that representatives of Ernst & Young LLP will attend the Meeting and be available to make a statement or respond to appropriate questions.

THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF ERNST & YOUNG LLP
AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE YEAR ENDING DECEMBER 31, 2013.

 Independent Auditor Information

        The Company incurred the following fees for services performed by Ernst & Young LLP in 2012 and 2011:

	2012	2011
Audit Fees(1)	$1,010,680	$925,439
Audit Related Fees(2)	130,584	15,868
Tax Fees(3)	11,729	24,236
All Other Fees(4)	—	5,456

Total	$1,152,993	$970,999

(1)
Consists of aggregate fees billed by Ernst & Young LLP for professional services rendered for the audit of the Company's annual financial statement, the audit of internal control over financial reporting, the reviews of the Company's quarterly reports on Form 10-Q and statutory audits required internationally for services that are normally provided in connection with statutory and regulatory filings.

(2)
Consists of aggregate fees billed by Ernst & Young LLP related to due diligence services in connection with an acquisition in 2012 and an audit of one of the Company's employee pension plans in each of the fiscal years ended December 31, 2012 and 2011.

(3)
Consists of aggregate fees billed by Ernst & Young LLP for tax compliance, tax advice and tax planning for each of the fiscal years ended December 31, 2012 and 2011. These services included non-U.S. tax advisory and tax compliance services.

(4)
These are fees for other permissible work performed by Ernst & Young LLP that does not meet the above category description. This includes a transfer pricing analysis in 2011.

        The Audit Committee has the sole and direct authority to engage, appoint and replace other independent auditors. In addition, every engagement of Ernst & Young LLP to perform audit or non-audit services on behalf of the Company or any of its subsidiaries requires pre-approval from the Audit Committee before Ernst & Young LLP is engaged to provide those services. As a result, for 2012 and 2011, the Audit Committee approved all services performed by Ernst & Young LLP on behalf of the Company and its subsidiaries.

Vote Required

        The affirmative vote of a majority of the votes cast at the Meeting is required for ratification of the appointment of Ernst & Young LLP.

REPORT OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

        The Audit Committee represents and assists the Board in fulfilling its responsibilities for general oversight of the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the independent auditor's qualifications and independence, the performance of the Company's independent auditors, risk assessment and risk management, and oversight of treasury matters. The Audit Committee manages the Company's relationship with its independent auditor, which reports directly to the Audit Committee. The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receives appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance.

        The Audit Committee met privately at its regular meetings with the independent auditor, the Company's Chief Executive Officer and Chief Financial Officer and the Company's internal auditor, each of whom has unrestricted access to the Audit Committee. The Audit Committee held four meetings during 2012.

        The Company's management is primarily responsible for the Company's internal control and financial reporting process. The Company's independent auditor, Ernst & Young LLP, is responsible for performing an independent audit of the Company's consolidated financial statements and issuing opinions on the conformity of those audited financial statements with United States generally accepted accounting principles, the effectiveness of the Company's internal control over financial reporting and management's assessment of the internal control over financial reporting. The Audit Committee monitors the Company's financial reporting process and reports to the Board on its findings.

        The Audit Committee hereby reports as follows:

  1.
  The Audit Committee has reviewed and discussed the audited financial statements with the Company's management.

  2.
  The Audit Committee has discussed with the independent auditor the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA Professional Standards, Vol. 1. AU Section 380) as adopted by the Public Accounting Oversight Board in Rule 3200T.

  3.
  The Audit Committee has received the written disclosures and the letter from the independent auditor required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor's communications with the Audit Committee concerning independence, and has discussed with the independent auditor the independent auditor's independence.

  4.
  Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2012, for filing with the Securities and Exchange Commission.

        The Audit Committee has numerous oversight responsibilities beyond those related to the audited financial statements and the retention and oversight of the Company's independent auditor. The Committee's charter, which is available at the Company's website (www.hardinge.com) under the heading "Investor Relations—Corporate Governance," describes those other responsibilities.

        Members of the Audit Committee rely, without independent verification, on the information and representations provided to them by management and on the representations made to them by the independent auditor. Accordingly, the oversight provided by the Audit Committee should not be considered as providing an independent basis for determining that management has established and maintained appropriate internal control over financial reporting, that the financial statements have been prepared in accordance with accounting principles generally accepted in the United States, or that the audit of the Company's financial statements by the independent auditor has been carried out in accordance with auditing standards generally accepted in the United States.

Members of the Audit Committee:
John J. Perrotti (Chairman) Daniel J. Burke Douglas A. Greenlee R. Tony Tripeny

This report shall not be deemed to be incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed to be filed under such acts.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

        Paragraphs (a) and (b) below set forth information about the beneficial ownership of Hardinge's Common Stock. Unless otherwise indicated, the persons named have sole voting and investment power with respect to the shares listed.

  (a)
  To the knowledge of Hardinge's management, the following owned 5% or more of Hardinge's outstanding shares of Common Stock as of March 8, 2013:

Name and Address Of Beneficial Owner	Shares Owned and Nature of Beneficial Ownership		Percent of Class
Franklin Resource, Inc. One Franklin Parkway San Mateo, CA 94403	1,050,000	(1)	8.9%
Dimensional Fund Advisors LP Palisades West, Building One 6300 Bee Cave Road Austin, TX 78746	914,003	(2)	7.8%
Royce & Associates, LLC 745 Fifth Avenue New York, NY 10151	782,483	(3)	6.7%
BlackRock, Inc. 40 East 52nd Street New York, NY 10022	662,107	(4)	5.6%
  (b)
  To the knowledge of management, the number of shares of Hardinge's Common Stock owned by the directors, by certain executive officers, and by all such directors and executive officers as a group, as of March 8, 2013, is as follows:

Name	Shares Owned and Nature of Beneficial Ownership(5)(6)		Percent of Class(7)
Directors
Daniel J. Burke	43,797	(8)	—
Douglas A. Greenlee	24,866		—
J. Philip Hunter	55,927		—
Robert J. Lepofsky	11,531		—
John J. Perrotti	30,911		—
Mitchell I. Quain	38,554	(9)	—
R. Tony Tripeny	8,651		—
Executive Officers
(*also serves as director)
Richard L. Simons*	109,251		—
Edward J. Gaio	21,430		—
James P. Langa	29,616		—
Douglas C. Tifft	63,194		—
All directors and executive officers as a Group (eleven persons)	437,728		3.7%

(1)
Based upon information reported on a Schedule 13G/A filed with the Securities and Exchange Commission on February 8, 2012 by Franklin Resources, Inc., Charles B. Johnson and Rupert H. Johnson, Jr. and Franklin Advisory Services, LLC, identifying each as a beneficial owner of 1,050,000 shares and identifying Franklin Advisory Services, LLC as having sole voting power and sole dispositive power with respect to such shares.

(2)
Based upon information reported on Schedule 13G/A filed with the Securities and Exchange Commission on February 11, 2013 by Dimensional Fund Advisors LP, identifying Dimensional Fund Advisors LP as the beneficial owner of, and having sole dispositive power with respect to 914,003 shares and as having sole voting power with respect to 896,364 shares.

(3)
Based upon information reported on a Schedule 13G/A filed with the Securities and Exchange Commission on January 11, 2013 by Royce & Associates, LLC, identifying Royce & Associates, LLC as the beneficial owner of, and having sole voting power and sole dispositive power with respect to 782,483 shares.

(4)
Based upon information reported on Schedule 13G filed with the Securities and Exchange Commission on January 30, 2013 by BlackRock, Inc., identifying BlackRock, Inc. as the beneficial owner of, and having sole voting power and sole dispositive power with respect to 662,107 shares.

(5)
Includes shares of Common Stock, subject to forfeiture and restrictions on transfer, granted under Hardinge's 2002 Incentive Stock Plan and under Hardinge's 2011 Incentive Stock Plan as well as options to purchase shares of Common Stock exercisable within 60 days issued under these plans. Messrs. Burke, Greenlee, Hunter, Perrotti and Quain have the right to purchase 2,250, 2,250, 1,500, 1,500 and 1,500 shares, respectively, pursuant to such options. Mr. Simons and Mr. Gaio have the right to purchase 33,000 and 4,334 shares, respectively, pursuant to such options. All directors and executive officers as a group hold options to purchase 46,334 such shares.

(6)
Includes shares of Common Stock held by Vanguard Fiduciary Trust Company as the trustee of Hardinge's Retirement Plan for the benefit of the members of the group, who may instruct the trustee as to the voting of such shares. If no instructions are received, the trustee votes the shares in the same proportion as it votes the shares for which instructions were received. The power to dispose of shares of Common Stock is also restricted by the provisions of the Plan. The trustee holds for the benefit of Messrs. Simons and Tifft, and all executive officers as a group, the equivalent of 539, 1,480, and 2,019 shares, respectively.

(7)
Unless otherwise indicated, does not exceed 1%.

(8)
Includes 150 shares held by Mr. Burke's spouse, as to which Mr. Burke disclaims beneficial ownership.

(9)
Includes 1,000 shares in a trust of which Mr. Quain serves as co-trustee.

 SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Hardinge's directors and certain of its officers to file reports of their ownership of Hardinge's Common Stock and of changes in such ownership with the SEC. Regulations also require Hardinge to identify in this Proxy Statement any person subject to this requirement who failed to file any such report on a timely basis.

        To Hardinge's knowledge, based solely on its review of the copies of such reports furnished to Hardinge and written representations that no other reports were required, during the fiscal year ended December 31, 2012, all Section 16(a) filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners were met, with the exception of: Robert J. Lepofsky, who inadvertently filed a late Form 4 on February 23, 2012 to report the grant of 3,298 shares of Hardinge's Common Stock as a result of technical problems associated with the process of filing on the SEC's EDGAR system.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

        Subsequent sections of this Proxy Statement provide specific information about compensation to the following executive officers of Hardinge (our named executive officers) for the year ended December 31, 2012 and prior years:

  •
  Richard L. Simons, age 57—Chairman of the Board, President and Chief Executive Officer. Mr. Simons has served as an executive officer of Hardinge since 2008.

  •
  Edward J. Gaio, age 59—Vice President and Chief Financial Officer. Mr. Gaio has served as an executive officer of Hardinge since 2008.

  •
  James P. Langa, age 54—Senior Vice President—Asian Operations. Mr. Langa has served as an officer of Hardinge since 2007 and as an executive officer of Hardinge since 2009.

  •
  Douglas C. Tifft, age 58—Senior Vice President—Administration. Mr. Tifft has served as an executive officer of Hardinge since 1988.

        To supplement the information presented in the compensation tables and other data presented in this Proxy Statement, the following is an overview and analysis of our compensation programs and policies for our named executive officers.

Our Compensation Philosophy and Processes

        Our Compensation Committee, in consultation with the Board, designs, establishes and oversees the Company's compensation programs and compensation philosophy. The committee establishes all elements of compensation paid to the Chief Executive Officer and reviews and approves all elements of compensation paid to the named executive officers. In targeting increased shareholder value, our guiding compensation principles endeavor to align executive compensation with the Company's strategic objectives and financial performance. We believe it is in our stockholders' interests to attract, motivate and retain highly qualified individuals in critical positions by providing competitive compensation opportunities. Additionally, we believe that it is critical that we retain the ability to override generic policy statements with specific compensation programs that address evolving concerns in a rapidly changing market.

        As a baseline, we believe that, at target performance, our total compensation package for each executive, as well as the individual components of the package, should approximate the median (i.e., the 50th percentile) of our comparative framework. To the extent that the Company performs beyond expectations, executives have the opportunity, through the performance components of our pay program, to earn above-median compensation.

        Our compensation philosophy emphasizes pay for performance. The Compensation Committee believes that the performance goals we set for our executive officers should be challenging and aligned with the Company's strategic objectives.

        The Compensation Committee has engaged Radford, a subsidiary of Aon Hewitt, as its independent compensation consultant. Radford is assigned projects directly by the Compensation Committee, or by the Senior Vice President—Administration at the request of the Compensation Committee. Radford has provided the following services to the Compensation Committee:

  •
  validating the existing executive compensation philosophy of the Company;

  •
  reviewing and recommending additions to the Company's peer group for executive compensation purposes;

  •
  reviewing existing executive compensation programs;

  •
  on an annual basis, assisting the Compensation Committee in updating recommendations for stock awards for executives;

  •
  keeping the Compensation Committee posted on executive compensation over the course of the year;

  •
  providing such other assistance as deemed necessary by the Compensation Committee; and

  •
  attending meetings of the Compensation Committee, as requested.

        Radford participates in most Compensation Committee meetings and provides compensation advice to the Compensation Committee.

Elements of Compensation

        Compensation for the named executive officers is generally comprised of the following elements, each of which is discussed in more detail below:

Element	Description	Primary Objectives
Base salary	Fixed cash payment reflecting the executive's responsibilities, performance and expertise	Provide basic level of compensation Recruit and retain executives
Annual Cash Bonus Awards	Annual cash bonus awards are paid if the executive achieves certain company and individual performance goals	Encourage and reward individual and overall company performance relative to our current plans and objectives
Long-term equity incentives
Performance share units (PSUs), under which executives can earn a number of shares based upon our achievement of performance objectives over a multi-year performance period.

	Restricted stock units (RSUs), which vest over four years	Align the interests of executives with stockholders Promote achievement of longer-term financial and strategic objectives Stock price appreciation enhances retention
Retirement, severance and other benefits	Deferred compensation, retirement and severance plans, health and welfare programs and perquisites and other personal benefits	Retention Competitiveness Security

Compensation Peer Group

        We benchmark our executive compensation programs against a specific group of peer companies (using compensation information reported in their proxy statements) supplemented by published compensation surveys and various other sources such as executive search firms and published industry data. Our use of these sources is incorporated into the subjective determination regarding the total compensation packages for our executive officers and principally serves to ensure that determinations made regarding these compensation packages are consistent with general compensation trends and compensation arrangements for executives at similarly situated companies. We also compare our executive compensation programs to policies and practices of other companies. We refer to these other companies as our "peer group" for executive compensation purposes. The companies included in our peer group were selected based on comparability to Hardinge with respect to market capitalization, sales, manufactured products and international presence. The peer group being used by the Compensation Committee as of February 2013 consists of the following companies: Altra Holdings, Inc., Amtech Systems Inc., Cohu, Inc., Columbus McKinnon Corp., Electro Scientific

Industries Inc., Flow International Corporation, Global Power Equipment Group Inc., Hurco Companies Inc., Kadant Inc., Nanometrics Inc., Newport Corporation, NN, Inc., Sifco Industries Inc., Transcat Inc., Twin Disc Inc. and Zygo Corporation. In 2012, Altra Holdings, Inc., Cohu, Inc. and Global Power Equipment Group Inc. were added to the peer group to both increase the size of the peer group and replace Ladish Co. Inc., which was acquired by Allegheny Technologies Incorporated.

        Finally, we evaluate the relativity of compensation among our executive officers with a view to ensure that differences properly reflect differences in title, job responsibilities, performance and seniority.

Role of Executive Officers in Determining Compensation

        The Compensation Committee, which consists exclusively of independent directors, evaluates compensation matters involving our executive officers. Under the Company's 2011 Incentive Stock Plan, the Compensation Committee recommends long term incentive stock awards, which will be subject to ratification by the Board of Directors. With respect to all other executive compensation, the Compensation Committee recommends action, as appropriate, to the independent directors. The Chief Executive Officer plays an active role in preparing information for the Compensation Committee's review and in preparing recommendations for the consideration of the Compensation Committee and the independent directors.

        For the Chief Executive Officer and other executive officers, the Committee evaluates, establishes, and recommends to the independent directors the base salary and targets and awards under the Cash Incentive Plan. The Chief Executive Officer contributes to the establishment of both short term and other performance goals and objectives; however, the Compensation Committee independently assesses, and adjusts as appropriate, all performance goals and objectives before referring them to the independent directors for approval.

        The Chief Executive Officer is not present during the Compensation Committee's deliberations of its recommendations to the independent directors with respect to the Chief Executive Officer's compensation. Likewise, the independent directors' determination of the Chief Executive Officer's compensation occurs outside the presence of the Chief Executive Officer.

Compensation Program Components

        The significant components of our compensation program for executive officers include base salary, short term incentive bonus, long term incentive stock awards, supplemental executive retirement benefits and other benefits.

Base Salary

        Base salary is a fixed, cash component of compensation, which is reviewed and adjusted annually. The goal of this component is to provide Company executives with a stable, market-competitive base of income that is commensurate with an executive's skills, experience and contributions to the Company.

Short Term Incentive Bonus

        Short term incentive bonus is an annual cash bonus under the Company's Cash Incentive Plan that is fully at risk for the executives.

Long Term Incentive Stock Awards

        Long term incentive stock awards, issued under the Company's 2011 Incentive Stock Plan, can have up to three elements: restricted shares, performance shares and stock options. Restricted shares and stock options are primarily intended to retain executives by providing a compelling incentive for the participating executives to remain with the Company. Restricted shares and stock options also allow the Company to tie a portion of an executive's total compensation directly to increase in shareholder value.

        Performance shares are intended to motivate executives to set and achieve long range strategic plans that improve the structural performance of the business and increase its intrinsic value over a multi-year period. Performance shares vest only if the executive remains with the Company through the performance period and achieves the performance criteria specified by the Committee at the time of grant. Restricted shares vest over time periods that are generally longer than the vesting periods for performance shares.

        In any given year, the Compensation Committee may elect to grant restricted shares, performance shares, stock options, a combination thereof, or the Committee may elect not to make any long-term incentive stock awards, depending on the Committee's assessment of Company performance, business conditions, strategic goals and plans, executive retention risk, and aggregate holdings by executive participants in the plan.

Supplemental Executive Retirement Benefits

        Supplemental executive retirement benefits have two purposes: to offset statutory limits imposed on an executive as a participant in the Company's defined contribution retirement plan, and to provide an additional incentive for retention in cases of executives with long standing company service. As of December 31, 2012, Mr. Simons was the only named executive officer participating in a supplemental executive retirement benefits plan. Mr. Simons participates in a defined contribution supplemental executive retirement benefit plan. Under the terms of that plan, elective deferrals of compensation by Mr. Simons are fully vested upon contribution of such funds. Contributions to the plan that are made by the Company for the benefit of Mr. Simons become fully vested on January 1st of the fifth calendar year following the year in which the contribution is made, if made with respect to regular compensation, or January 1st of the fourth calendar year following the year in which the contribution is made, if made with respect to a bonus. The plan is an unfunded, nonqualified deferred compensation plan. Although plan contributions are invested in accordance with elections made by Mr. Simons, all contributions and investment earnings remain the property of the Company.

        In December, 2012, the Company contributed $33,377 on behalf of Mr. Simons in connection with his active participation in a Company defined contribution supplemental executive retirement benefit plan. In February, 2013, the Company made a contribution of $28,632 to the Company defined contribution supplemental executive retirement benefit plan on behalf of Mr. Simons in accordance with the provisions of the plan.

Other Benefits

        Miscellaneous other benefits include company car allowances, local club memberships, and compensation for relocation expenses. The primary purposes of these benefits are to recruit qualified candidates to the generally rural locations of the Company's facilities, enhance the attractiveness of these locations, and to provide convenient forums in which Company executives can meet and build good relations with customers and visitors.

 Pay mix

        The result is an overall compensation structure that results in a compensation program that is weighted towards company performance, without creating undue weight on any one pay element. For 2012, the pay mix of our executives was:

Compensation Structure for Executive Officers

Consideration of Prior Advisory Vote on Executive Compensation

        Periodically, we include in our proxy statement a non-binding advisory shareholder vote to approve the executive compensation policies and practices as described in the Company's Compensation Discussion and Analysis, accompanying tables and related narrative set forth in the proxy statement.

        Last year, at our 2012 Annual Meeting of Shareholders, our shareholders voted their approval of the compensation of our executive compensation policies and practices, with approximately 95.6% of the votes cast. The Compensation Committee has considered the results of this advisory vote in determining the Company's executive compensation policies and practices for 2013, and has determined that these policies and practices are and have been appropriate and in the best interests of the Company and its shareholders at this time.

 2012 Compensation of Executive Officers

Base Salary

        On February 14, 2012, the Board, based on the data supplied by Radford on competitive market practices, increased the base salaries of Messrs. Simons, Langa and Tifft. The aggregate executive salaries were then positioned at the low end of the stated compensation philosophy, i.e., approximately 10% below market median.

Executive Officer	Date of Base Salary Increase	Amount of Base Salary Increase	Base Salary Amount Following Salary Increase	Position to Market
Richard L. Simons	February 14, 2012*	$41,250	$416,250	Between 25th percentile and median
Edward J. Gaio	—	—	$235,000	Between 25th percentile and median
James P. Langa	February 14, 2012*	$23,100	$260,000	Between 75th percentile and median
Douglas C. Tifft	February 14, 2012*	$5,680	$195,200	Between 25th percentile and median

*
Effective as of February 1, 2012.

Short Term Incentive Bonus

        On February 14, 2012, the independent members of the Board, accepting the recommendations of the Compensation Committee, adopted terms for 2012 incentive compensation (the "2012 Program") for the Company's executive officers under the Cash Incentive Plan. The 2012 Program provides incentive bonuses payable in cash to the Company's executive officers based on the Company's performance against specified financial performance goals and other objectives recommended by the Compensation Committee and set by the independent members of the Board each year. The Compensation Committee approves payments, if any, after the end of the year.

        As provided in the 2012 Program, target awards for each executive officer were expressed as a percentage of the executive officer's annual base salary. The 2012 target awards were as follows: Mr. Simons, 70%; Mr. Gaio, 50%; Mr. Langa, 50%; and Mr. Tifft, 40%.

        As set by the Compensation Committee and adopted by the independent members of the Board, 2012 performance goals under the 2012 Program included a threshold, target and maximum for the Company's (a) earnings before interest, taxes, depreciation and amortization (EBITDA) (the "EBITDA Goal") and (b) managed working capital (expressed as a percentage of annualized sales) (the "Managed Working Capital Goal"). Each executive officer was eligible to earn the percentages of the target award referenced in the table below based on the performance (i.e., if the threshold level is achieved, if the target level is achieved or if the maximum level is achieved) with respect to the EBITDA Goal and Managed Working Capital Goal:

	% of Target Award Paid
Performance Result	EBITDA Goal	Managed Working Capital Goal	Combined Payout
Threshold	12.50%	6.25%	18.75%
Target	50.00%	25.00%	75.00%
Maximum	100.00%	50.00%	150.00%

        In addition, the Committee retains full discretion to award or withhold incentive compensation in an amount up to 25% of an executive officer's target award, regardless of the Company's performance against the performance goals, and full discretion to reduce, but not increase, any award otherwise determined by the Company's performance against the performance goals.

        With respect to the awards made to the executive officers pursuant to the 2012 Program, the incentive targets as a percentage of salary remained constant in comparison to the 2011 Program. However, the Committee increased the percentage weighting of the EBITDA Goal to 50% of an executive's total incentive opportunity and decreased the weighting of Managed Working Capital Goal to 25% of the executive's total incentive opportunity.

        The 2012 EBITDA and Managed Working Capital goals were set at $35.0 million and 37%, respectively. This represented a 44% EBITDA improvement and 0.5 point Managed Working Capital improvement over 2011. As the Company entered into 2012, worldwide business conditions were soft and continued to weaken as the year progressed. Despite these economic conditions, the Company was able to achieve improved EBITDA of 13% over 2011 on 2% lower sales volume.

        The EBITDA Goal for the 2012 Program was $35.0 million. Actual EBITDA performance by the Company for the applicable period was $27.5 million which amounted to 79% of the goal. Accordingly, the EBITDA based awards were prorated between the target and threshold goal percentages.

        The Managed Working Capital Goal for the 2012 Program was 37% of annualized sales, and actual Company performance was 40.7% of annualized sales. Since the threshold performance result was 39%, no awards were made for managed working capital results.

        The Compensation Committee exercised their discretion with regard to the remaining incentive compensation component (up to 25% of the target award) and with respect to such component (as a percentage of the target award) granted 25% to Mr. Simons, Mr. Gaio, Mr. Langa and Mr. Tifft, based on assessment of the Compensation Committee with respect to each executive officer's performance in 2012.

        On February 12, 2013, the independent members of the Company's Board of Directors, accepting the recommendations of the Compensation Committee, approved the payments to Messrs. Simons, Gaio, Langa and Tifft under the 2012 Program. Set forth below are the incentive payments that were made to each of the executives pursuant to the 2012 Program on February 27, 2013:

Executive Officer	EBITDA Payment	Working Capital Payment	Discretionary Payment	Total	Target Award	Actual as a Percentage of Target Award
Richard L. Simons	$67,424	—	$72,242	$139,666	$288,969	48%
Edward J. Gaio	$27,416	—	$29,375	$56,791	$117,500	48%
James P. Langa	$30,108	—	$32,259	$62,367	$129,038	48%
Douglas C. Tifft	$18,174	—	$19,472	$37,646	$77,890	48%

Long Term Incentive Stock Awards

        On December 10, 2012, the Board of Directors, ratifying the determination of the Compensation Committee approved the following restricted common stock awards to the executive officers of the Company pursuant to the Company's 2011 Incentive Stock Plan: Mr. Simons, 20,000 shares; Mr. Gaio, 5,000 shares; Mr. Langa, 10,000 shares; and Mr. Tifft, 4,500 shares. Each award of restricted shares vests on the fourth anniversary of the date of the award and is subject to forfeiture and accelerated vesting in accordance with the terms of the 2011 Incentive Stock Plan.

        On December 10, 2012, the Board of Directors, ratifying the determination of the Compensation Committee approved awards of Performance Share Incentives to executive officers of the Company pursuant to the Company's 2011 Incentive Stock Plan. The awards are contingent upon the Company's performance against a cumulative earnings per share ("Cumulative EPS") objective during the period commencing January 1, 2013 and ending on December 31, 2017 (the "Incentive Period"). The Performance Share Incentive target awards (each, a "Target Award") for the Company executive officers are as follows: Mr. Simons, 20,000 shares; Mr. Gaio, 5,000 shares; Mr. Langa, 10,000 shares; and Mr. Tifft, 4,500 shares. If the Company attains or surpasses the Cumulative EPS target during the Incentive Period, then each executive officer will receive his Target Award. The Target Awards are each payable in shares or cash, in the discretion of the Committee, in accordance with the terms of the Company's 2011 Incentive Stock Plan.

2013 Compensation of Executive Officers

Base Salary

        On February 12, 2013, the Board, given the global economic uncertainty at the time, decided to refrain from increasing the base salaries of Messrs. Simons, Gaio, Langa and Tifft. Data supplied to the Board by Radford on competitive market salaries was considered in connection with such determination.

Executive Officer	Date of Last Base Salary Increase	Base Salary as of January 1, 2013	Position to Market as of January 1, 2013
Richard L. Simons	February 1, 2012	$416,250	Between 25th percentile and median
Edward J. Gaio	February 1, 2011	$235,000	Between 25th percentile and median
James P. Langa	February 1, 2012	$260,000	Between 75th percentile and median
Douglas C. Tifft	February 1, 2012	$195,200	Between 25th percentile and median

Short Term Incentive Bonus

        On February 12, 2013, the independent members of the Board, accepting the recommendations of the Compensation Committee, adopted terms for 2013 incentive compensation (the "2013 Program") for the Company's executive officers under the Cash Incentive Plan. The 2013 Program provides incentive bonuses payable in cash to the Company's executive officers based on the Company's performance against specified financial performance goals and other objectives recommended by the Compensation Committee and set by the independent members of the Board each year. The Compensation Committee approves payments, if any, after the end of the year.

        As provided in the 2013 Program, target awards for each executive officer are expressed as a percentage of the executive officer's annual base salary. The 2013 target awards were as follows: Mr. Simons, 70%; Mr. Gaio, 50%; Mr. Langa, 50%; and Mr. Tifft, 40%.

        As set by the Compensation Committee and adopted by the independent members of the Board, 2013 performance goals under the 2013 Program included a threshold, target and maximum for the Company's (a) earnings before interest, taxes, depreciation and amortization (EBITDA) (the "EBITDA Goal") and (b) managed working capital (expressed as a percentage of annualized sales) (the "Managed Working Capital Goal"). Each executive officer is eligible to earn the percentages of the target award referenced in the table below based on the performance (i.e., if the threshold level is achieved, if the target level is achieved or if the maximum level is achieved) with respect to the EBITDA Goal and Managed Working Capital Goal:

	% of Target Award Paid
Performance Result	EBITDA Goal	Managed Working Capital Goal	Combined Payout
Threshold	12.50%	6.25%	18.75%
Target	50.00%	25.00%	75.00%
Maximum	100.00%	50.00%	150.00%

        In conjunction with setting the targets for the 2013 Program, the Compensation Committee increased the threshold level of performance for the EBITDA portion of the 2013 Program from 70% of target performance to 90% of target performance.

        In addition, the Committee retains full discretion to award or withhold incentive compensation in an amount up to 25% of an executive officer's target award, regardless of the Company's performance against the performance goals, and full discretion to reduce, but not increase, any award otherwise determined by the Company's performance against the performance goals.

        With respect to the awards made to the executive officers pursuant to the 2013 Program, the incentive targets as a percentage of salary remained constant in comparison to the 2012 Program. Similarly, in comparison to the 2012 Program, the percentage weighting of the EBITDA Goal remained constant at 50% of an executive's total incentive opportunity and the weighting of Managed Working Capital Goal also remained constant at 25% of the executive's total incentive opportunity.

Long Term Incentive Stock Awards

        The Company has not made any long term incentive stock awards thus far in 2013. Consistent with the long-term award strategy that the Company adopted in 2011, no award will be made until the Company has achieved at least 50% of the earnings target established for the grants of the Performance Share Incentives approved in December 2012.

 Summary Compensation Table

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)(1)		Option Awards ($) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Change in Pension Value ($) (h)		All Other Compensation ($) (i)		Total ($) (j)
Richard L. Simons,	2012	412,813	—	391,600	(2)	—	139,666	181,234	(3)	26,003	(4)	1,151,316
Chairman of the Board,	2011	370,833	—	546,796	(5)	—	454,272	75,752	(6)	26,893		1,474,546
President and Chief Executive Officer	2010	293,313	—	90,321		—	—	41,166	(7)	9,948		434,748
Edward J. Gaio,	2012	235,000	—	97,900	(8)	—	56,791	—		26,940	(9)	416,631
Vice President and	2011	233,750	—	144,556	(10)	—	189,922	—		22,145		590,373
Chief Financial Officer	2010	198,550	—	49,368		—	—	—		15,949		263,867
James P. Langa,	2012	258,075		195,800	(11)	—	62,367	—		30,846	(12)	547,088
Senior Vice President—	2011	226,600	—	144,556	(10)	—	198,275	—		31,929		601,360
Asian Operations	2010	185,915	—	46,226		—	—	—		16,338		248,479
Douglas C. Tifft,	2012	194,726		88,110	(13)	—	37,646	75,696	(14)	33,722	(15)	429,900
Senior Vice President—	2011	187,680	—	131,986	(16)	—	131,376	69,891	(14)	31,633		552,566
Administration/Assistant	2010	166,060	—	41,514		—	—	44,949	(14)	9,193		261,716
Secretary

(1)
The amounts shown represent the aggregate grant date fair value of the restricted stock awarded to the executive officers computed in accordance with FASB ASC Topic 718. See the notes to the Company's financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2012 for a discussion of the assumptions used to value stock awards.

(2)
Amount consists of (i) an award of restricted common stock as a long term incentive award under the Company's 2011 Incentive Stock Plan valued at $195,800 and (ii) an award of performance shares valued at $195,800, subject to the Company's performance against a cumulative earnings per share objective during the period commencing January 1, 2013 and ending on December 31, 2017. With respect to the performance share award, the value of the award reflected in the table assumes achievement of the cumulative earnings per share objective.

(3)
Amount includes an increase of $54,731 attributable to the increase in the present value of the accumulated benefit under the Hardinge Inc. Pension Plan and $126,503 contributed by the Company on behalf of Mr. Simons with respect to the nonqualified defined contribution supplemental executive retirement plan in which Mr. Simons is a participant. In February 2013, the Company contributed $28,632 on behalf of Mr. Simons with respect to the nonqualified defined contribution supplemental executive retirement plan in which Mr. Simons is a participant. This amount will be reported in the Summary Compensation Table for the Company's proxy statement issued for the 2014 Annual Meeting of Shareholders.

(4)
Amount includes an automobile allowance, country club dues, life insurance, costs of a medical examination, contributions made by the Company to Mr. Simons' 401(k) retirement account and dividends paid on restricted stock.

(5)
Amount consists of (i) an award of restricted common stock as a long term incentive award under the Company's 2011 Incentive Stock Plan valued at $273,398 and (ii) an award of performance shares valued at $273,398, subject to the Company's performance against a cumulative earnings per share objective during the period commencing April 1, 2011 and ending on March 31, 2016. With respect to the performance share award, the value of the award reflected in the table assumes achievement of the cumulative earnings per share objective.

(6)
Amount includes an increase of $49,956 attributable to the increase in the present value of the accumulated benefit under the Hardinge Inc. Pension Plan and $25,796 contributed by the Company on behalf of Mr. Simons with respect to the nonqualified defined contribution supplemental executive retirement plan in which Mr. Simons is a participant.

(7)
Amount includes an increase of $31,261 attributable to the increase in the present value of the accumulated benefit under the Hardinge Inc. Pension Plan and $9,905 contributed by the Company on behalf of Mr. Simons with respect to the nonqualified defined contribution supplemental executive retirement plan in which Mr. Simons is a participant.

(8)
Amount consists of (i) an award of restricted common stock as a long term incentive award under the Company's 2011 Incentive Stock Plan valued at $48,950 and (ii) an award of performance shares valued at $48,950, subject to the Company's performance against a cumulative earnings per share objective during the period commencing January 1, 2013 and ending on December 31, 2017. With respect to the performance share award, the value of the award reflected in the table assumes achievement of the cumulative earnings per share objective.

(9)
Amount includes an automobile allowance, life insurance, costs of a medical examination, contributions made by the Company to Mr. Gaio's 401(k) retirement account and dividends paid on restricted stock.

(10)
Amount consists of (i) an award of restricted common stock as a long term incentive award under the Company's 2011 Incentive Stock Plan valued at $72,278 and (ii) an award of performance shares valued at $72,278, subject to the Company's performance against a cumulative earnings per share objective during the period commencing April 1, 2011 and ending on March 31, 2016. With respect to the performance share award, the value of the award reflected in the table assumes achievement of the cumulative earnings per share objective.

(11)
Amount consists of (i) an award of restricted common stock as a long term incentive award under the Company's 2011 Incentive Stock Plan valued at $97,900 and (ii) an award of performance shares valued at $97,900, subject to the Company's performance against a cumulative earnings per share objective during the period commencing January 1, 2013 and ending on December 31, 2017. With respect to the performance share award, the value of the award reflected in the table assumes achievement of the cumulative earnings per share objective.

(12)
Amount includes an automobile allowance, life insurance, costs of a medical examination, contributions made by the Company to Mr. Langa's 401(k) retirement account and dividends paid on restricted stock.

(13)
Amount consists of (i) an award of restricted common stock as a long term incentive award under the Company's 2011 Incentive Stock Plan valued at $44,055 and (ii) an award of performance shares valued at $44,055, subject to the Company's performance against a cumulative earnings per share objective during the period commencing January 1, 2013 and ending on December 31, 2017. With respect to the performance share award, the value of the award reflected in the table assumes achievement of the cumulative earnings per share objective.

(14)
Reflects increase in the present value of the accumulated benefit under the Hardinge Inc. Pension Plan.

(15)
Amount includes an automobile allowance, club dues, life insurance, costs of a medical examination, contributions made by the Company to Mr. Tifft's 401(k) retirement account and dividends paid on restricted stock.

(16)
Amount consists of (i) an award of restricted common stock as a long term incentive award under the Company's 2011 Incentive Stock Plan valued at $65,993 and (ii) an award of performance shares valued at $65,993, subject to the Company's performance against a cumulative earnings per share objective during the period commencing April 1, 2011 and ending on March 31, 2016. With respect to the performance share award, the value of the award reflected in the table assumes achievement of the cumulative earnings per share objective.

 Grants of Plan-Based Awards(1)

											All Other Option Awards: Number of Securities Under- lying Options (#) (j)
										All Other Stock Awards: Number of Shares of Stock or Units (#) (i)
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)						Exercise or Base Price of Option Awards ($/sh) (k)	Grant Date Fair Value of Stock Accrued ($)(3) (l)
Name (a)	Grant Date (b)		Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold ($) (f)	Target ($) (g)		Maximum ($) (h)
Richard L. Simons	2/14/2012	(4)	54,182	216,727	433,456
	12/10/2012						195,800	(5)					195,800	(6)
	12/10/2012									20,000			195,800
Edward J. Gaio	2/14/2012	(4)	22,031	88,125	176,250
	12/10/2012						48,950	(5)					48,950	(6)
	12/10/2012									5,000			48,950
James P. Langa	2/14/2012	(4)	24,195	96,778	193,556
	12/10/2012						97,900	(5)					97,900	(6)
	12/10/2012									10,000			97,900
Douglas C. Tifft	2/14/2012	(4)	14,604	58,418	116,835
	12/10/2012						44,055	(5)					44,055	(6)
	12/10/2012									4,500			44,055

(1)
All-non-equity-based awards were made under the Company's 2012 Cash Incentive Plan and all equity-based awards were made under the Company's 2011 Incentive Stock Plan.

(2)
Amounts reflected in the table do not include the discretionary amount that the Compensation Committee was permitted to grant to the award recipients. According to the terms of the Company's 2012 Cash Incentive Plan, the Compensation Committee, in its full discretion, was permitted to award or withhold incentive compensation in amount up to 25% of the executive officer's target award, regardless of the Company's performance against the performance goals and full discretion to reduce, but not increase, any award otherwise determined by the Company's performance against the performance goals.

(3)
Amount reflects the grant date fair value of stock awards computed in accordance with FASB ASC Topic 718. See the notes to the Company's financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2012 for a discussion of the assumptions used to value stock awards.

(4)
Amounts payable to the executive officers pursuant to these awards were recommended by the Compensation Committee and approved by the independent members of the Company's Board of Directors on February 12, 2013. The approved payments are as follows: $139,666 payable to Mr. Simons, $56,791 payable to Mr. Gaio, $62,367 payable to Mr. Langa and $37,646 payable to Mr. Tifft. For additional information relating to these payments, please refer to the disclosure on pages 41-42 of this Proxy Statement.

(5)
Amounts are associated with awards of Performance Share Incentives to executive officers of the Company pursuant to the Company's 2011 Incentive Stock Plan. The awards are contingent upon the Company's performance against a cumulative earnings per share ("Cumulative EPS") objective during the period commencing on January 1, 2013 and ending on December 31, 2017.

(6)
Amounts assume that the Company has achieved the Cumulative EPS objective associated with the corresponding Performance Share Incentive awards.

        On February 14, 2012, the Compensation Committee recommended to the independent members of the Board of Directors terms and conditions for 2012 bonuses (payable in 2013) under the Company's 2012 Cash Incentive Program (the "2012 Program"). The independent directors adopted the Compensation Committee's recommendations. Participants in the 2012 Program included Messrs. Simons, Gaio, Tifft and Langa. The 2012 target awards (expressed as a percentage of the executive officer's annual base salary) for Messrs. Simons, Gaio, Tifft and Langa were 70%, 50%, 40% and 50% respectively. Each participant was eligible to earn a bonus payable in cash based on the Company's performance against a threshold, target and maximum for (a) the Company's earnings before interest, taxes, depreciation and amortization for 2012 ("EBITDA") and (b) the Company's managed working capital (expressed as a percentage of annualized sales). Each executive officer was eligible to earn for the EBITDA performance goal (i) 12.50% of his target award if the threshold for such performance goal was attained, (ii) 50.00% of his target award if the target for such performance goal was attained and (iii) 100% of his target award if the maximum for such performance goal was attained. With respect to the managed working capital performance goal, each executive officer was eligible to earn (i) 6.25% of his target award if the threshold for such performance goal was attained, (ii) 25% of his target award if the target for such performance goal was attained, and (iii) 50% of his target award if the maximum for such performance goal was attained. Accordingly, the maximum award under the 2012 Program for each executive officer, if the maximum for both EBITDA performance goal and managed working capital performance goal was attained by the Company, was 150% of such executive's target award.

        Additionally, the Compensation Committee retained the full discretion to award or withhold incentive compensation in an amount up to 25% of an executive officer's target award, regardless of the Company's performance against the performance goals, and full discretion to reduce, but not increase, any award otherwise determined by the Company's performance against the performance goals.

        On February 12, 2013, the independent members of the Company's Board of Directors, accepting the recommendations of the Compensation Committee, approved the payments to Messrs. Simons, Gaio, Langa and Tifft under the 2012 Program. Accordingly, each of the executive officers were entitled to receive payments of the following amounts pursuant to the 2012 Plan: Mr. Simons, $139,666; Mr. Gaio, $56,791; Mr. Langa, $62,367; and Mr. Tifft, $37,646.

        On December 10, 2012, the Board of Directors, ratifying the determination of the Compensation Committee approved the following restricted common stock awards to the executive officers of the Company pursuant to the Company's 2011 Incentive Stock Plan: Mr. Simons, 20,000 shares; Mr. Gaio, 5,000 shares; Mr. Langa, 10,000 shares; and Mr. Tifft, 4,500 shares. Each award of restricted shares vests on the fourth anniversary of the date of the award and is subject to forfeiture and accelerated vesting in accordance with the terms of the 2011 Incentive Stock Plan.

        On December 10, 2012, the Board of Directors, ratifying the determination of the Compensation Committee approved awards of Performance Share Incentives to executive officers of the Company pursuant to the Company's 2011 Incentive Stock Plan. The awards are contingent upon the Company's performance against a cumulative earnings per share ("Cumulative EPS") objective during the period commencing January 1, 2013 and ending on December 31, 2017 (the "Incentive Period"). The Performance Share Incentive target awards (each, a "Target Award") for the Company executive officers are as follows: Mr. Simons, 20,000 shares; Mr. Gaio, 5,000 shares; Mr. Langa, 10,000 shares; and Mr. Tifft, 4,500 shares. If the Company attains or surpasses the Cumulative EPS target during the Incentive Period, then each executive officer will receive his Target Award. The Target Awards are each payable in shares or cash in accordance with the terms of the Company's 2011 Incentive Stock Plan.

Outstanding Equity Awards At Fiscal Year-End

	Option Awards					Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options Exercisable (#) (b)	Number of Securities Underlying Unexercised Options Unexercisable (#) (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)		Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(1) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)
Richard L. Simons	33,000		—	3.84	12/7/2018	57,850	(2)	575,029	41,750	414,995
Edward J. Gaio	4,334		—	3.84	12/7/2018	21,550	(3)	214,207	10,750	106,855
James P. Langa	—	—	—	—	—	27,490	(4)	273,251	15,750	156,555
Douglas C. Tifft	—	—	—	—	—	22,150	(5)	220,171	9,750	96,915

(1)
Reflects awards of performance share incentives (i) issued in May 2011 and the vesting of such awards are conditioned upon the Company's performance relative to a cumulative EPS target for the period commencing on April 1, 2011 and ending on March 31, 2016 and (ii) issued in December 2012 and the vesting of such awards are conditioned upon the Company's performance relative to a cumulative EPS target for the period commencing on January 1, 2013 and ending on December 31, 2017.

(2)
Reflects awards of common stock to Mr. Simons that vest as follows: 16,100 restricted shares on January 7, 2013, 21,750 restricted shares on May 3, 2015 and 20,000 restricted shares on December 10, 2016.

(3)
Reflects awards of common stock to Mr. Gaio that vest as follows: 8,800 restricted shares on January 7, 2013, 2,000 restricted shares on February 20, 2013, 5,750 restricted shares on May 3, 2015 and 5,000 restricted shares on December 10, 2016.

(4)
Reflects awards of common stock to Mr. Langa that vest as follows: 8,240 restricted shares on January 7, 2013, 3,500 restricted shares on November 5, 2013, 5,750 restricted shares on May 3, 2015 and 10,000 restricted shares on December 10, 2016.

(5)
Reflects awards of common stock to Mr. Tifft that vest as follows: 7,400 restricted shares on January 7, 2013, 5,000 restricted shares on February 20, 2013, 5,250 restricted shares on May 3, 2015 and 4,500 restricted shares on December 10, 2016.

Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)
Richard L. Simons	—	—	38,881	392,317
Edward J. Gaio	—	—	14,270	147,955
James P. Langa	—	—	10,794	111,074
Douglas C. Tifft	—	—	14,270	147,955

 Pension Benefits

Name (a)	Pension Plan (b)	Number of Years Credited Service (#) (c)	Present Value of Accumulated Benefit ($) (d)	Payments During Last Fiscal Year ($) (e)
Richard L. Simons	Hardinge Inc. Pension Plan	21.58	359,872	—
Edward J. Gaio	—	—	—	—
James P. Langa	—	—	—	—
Douglas C. Tifft	Hardinge Inc. Pension Plan	31.08	521,885	—

        The Pension Benefits table provides information regarding the number of years of credited service, the present value of accumulated benefits, and payments made during the last fiscal year with respect to the Hardinge Inc. Pension Plan (the "Pension Plan").

        The Pension Plan is a broad based, tax-qualified defined benefit pension plan, which provides a benefit upon retirement to eligible employees of the Company. All United States employees except employees hired or rehired after February 29, 2004 were eligible to participate, however benefit accruals were discontinued effective June 15, 2009. Messrs. Simons and Tifft are participants in the Pension Plan. Messrs. Gaio and Langa are not. Benefits are based upon years of service with the Company, basic rate of pay on December 1, 1993 and compensation paid after November 30, 1993 through June 15, 2009. The service amounts shown in the table above represent actual years of credited service with the Company. Among the named executive officers, no grants of additional years of credited service were made under the Pension Plan subsequent to June 15, 2009 as grants of additional benefits under the Pension Plan were discontinued. Mr. Simons is a participant with vested service through the date of termination of his prior employment with the Company in June 2005. Since his return to the Company in March 2008, Mr. Simons has not accrued, and will not accrue, additional years of credited service under the Pension Plan

        The Pension Plan offers several forms of benefit payments, including a life annuity option, 50%, 75% and 100% joint and survivor options, and 10-year and 5-year certain and life annuity options. Each option available under the Pension Plan is actuarially equivalent except that the 50%, 75% and 100% joint and survivor options are subsidized if the contingent beneficiary is the participant's spouse.

        The pension benefit is a monthly payment equal to one-twelfth (1/12th) of the sum of two products: The first product is 1 1/4% multiplied times the participant's basic rate of pay on December 1, 1993 multiplied times his number of years of credited service (plus any fraction of a year) through November 30, 1993. The second product is 1 1/2% multiplied times the participant's compensation paid after November 30, 1993; however, compensation earned after June 15, 2009 is not taken into account in determining the pension benefit. Basic rate of pay on December 1, 1993 excludes bonuses. Compensation paid after November 30, 1993 includes salary but excludes bonuses other than retention bonuses.

        The pension benefit described above is payable in the form of a life annuity beginning on the participant's normal retirement date which is the first day of the month on or after his 65th birthday. The amount of monthly payment will be adjusted if the benefit is paid in a form other than a life annuity or if payments begin before the normal retirement date. Several forms of early retirement pension benefits are available under the Pension Plan.

        Participants became fully vested in their Pension Plan benefit after completing five years of service. A preretirement survivor annuity equal to the 50% survivor annuity payable under the 50% joint and survivor option will be payable to a surviving spouse if the participant dies before the commencement of benefit payments but after completing at least five years of service.

        Under the Hardinge Inc. Retirement Plan (the "Retirement Plan"), a tax-qualified defined contribution profit sharing plan, eligible employees including Messrs. Simons, Gaio, Langa and Tifft are eligible to receive 4% employer non-elective contributions and 1% employer match contributions.

        In addition, the Company amended the Retirement Plan to require the Company to make special non-elective contributions under the plan on behalf of each employee affected by the discontinuance of benefit accruals under the Pension Plan who attains his 50th birthday on or before the first day of the year. The contribution for any year is equal to a percentage of the employee's pensionable compensation paid in that year: 3% if the employee's age is between 50 and 54, 5.5% if the employee's age is between 55 and 59, and 8% if the employee's age is 60 or greater. The first such contributions were made with respect to compensation paid in 2011. Mr. Tifft is the only executive officer eligible for this special contribution. He was eligible for a special contribution equal to 5.5% of his pensionable compensation paid in 2012.

Nonqualified Deferred Compensation(1)

Name (a)	Executive contributions in last Fiscal Year ($) (b)		Registrant contributions in last Fiscal Year ($) (c)		Aggregate earnings in last Fiscal Year ($) (d)	Aggregate withdrawals/ distributions ($) (e)	Aggregate balance at last Fiscal Year End ($) (f)
Richard L. Simons	90,854	(2)	126,503	(3)	11,411	—	283,000	(4)

(1)
Reflects Mr. Simons' participation in the Hardinge Inc. Non-Qualified Deferred Compensation Plan.

(2)
Mr. Simons received $454,272 pursuant to the 2011 Cash Incentive Plan. Amount reflected is a portion of the amount that Mr. Simons received pursuant to the 2011 Cash Incentive Plan and subsequently elected to contribute such amount to the Hardinge Inc. Non-Qualified Deferred Compensation Plan for his benefit.

(3)
Amount is reflected in column (h) of the Summary Compensation Table.

(4)
With the exception of the aggregate earnings on the aggregate contributions made to the plan ($14,320), all other amounts have been reflected in column (h) of the Summary Compensation Table for the applicable years in which the contribution was made. Under the terms of the Hardinge Inc. Non-Qualified Deferred Compensation Plan, all contributions and investment earnings remain the property of the Company until distribution to the plan participant.

        As of December 31, 2012, Mr. Simons is the only active executive officer participating in a supplemental executive retirement plans (SERP). Mr. Simons is currently participating in the Hardinge Inc. Non-Qualified Deferred Compensation Plan. (the "SERP Plan") Under the terms of the Non-Qualified Plan, elective deferrals of compensation by Mr. Simons are fully vested upon contribution of such funds. Contributions to the SERP Plan that are made by the Company for the benefit of Mr. Simons become fully vested on January 1st of the fifth calendar year following the year in which the contribution is made, if made with respect to regular compensation, or January 1st of the fourth calendar year following the year in which the contribution is made, if made with respect to a bonus. The SERP Plan is an unfunded, nonqualified deferred compensation plan. It is administered by the Compensation Committee of the Board. Participants in the SERP Plan may elect to defer receipt of up to 80% of such participant's regular compensation earned in a particular year and/or up to 100% of the bonus earned by the participant in a particular year. Generally, participants in the SERP Plan make deferral elections by submitting a deferral election form to the Compensation Committee on or before December 15th of the calendar year preceding the year in which the compensation is to be deferred. Although SERP Plan contributions are invested in accordance with elections made by the plan participant, all contributions and investment earnings remain the property of the Company until distribution. Except in the case of a death of the participant while employed by the Company, in the event that the participant has a "separation from service" before some or all of the contribution made to the SERP Plan by the Company on behalf of the participant has vested, then the nonvested portion is immediately forfeited. In the case of death of the participant while employed by the Company, the nonvested portion of the Company contributions made on behalf of the participant become immediately fully vested. Payouts under the SERP Plan are structured to comply with Section 409A of the Internal Revenue Code.

        In February 2013, the Company made a contribution of $28,632 to the SERP Plan on behalf of Mr. Simons under the terms of the SERP Plan. Additionally, in February 2012, Mr. Simons received an award of $454,272 pursuant to the Company's 2011 Cash Incentive Plan. With respect to that award, Mr. Simons elected to defer $90,854 of such amount and contributed it to the SERP Plan for his benefit.

Potential Payments Upon Termination or Change in Control

        Effective March 7, 2011, the Company entered into new written employment contracts with Messrs. Simons, Gaio, Tifft and Langa. These written employment contracts were subsequently amended effective as of February 14, 2012. The current effective term of each employment agreement is one year, with automatic, successive one-year extensions unless either party provides the other with 60 days' prior notice of termination. In the case of a change of control (as such term is defined in the employment agreements), the term of each executive's employment agreement will be automatically extended for a period of two years following the date of the change of control. If, prior to a change of control, an executive's employment is terminated without cause or he resigns for good reason, he will be entitled to payments equal to his base salary for the greater of twelve (12) months or the remainder of the current term (eighteen (18) months in the case of Mr. Simons) and to continued employee benefits during such period to the extent the executive complies with certain customary post-employment obligations, including an obligation of confidentiality with respect to Company information; a prohibition against solicitation of employees, consultants and agents for a two year period following such termination and a prohibition against competing with the Company for a period of one year following such termination . If an executive's employment is terminated without cause or he resigns for good reason within twelve (12) months after a change of control, he will be entitled (i) to receive payments equal to one and one-half times (two times in the case of Mr. Simons) the sum of his base salary in effect immediately prior to his termination or resignation (or as in effect immediately prior to the change of control, if higher) and his average annual bonus for the three years preceding the change of control, and (ii) to participate, at the Company's expense, in the Company's welfare benefit plans for a period of eighteen (18) months (twenty-four (24) months in the case of Mr. Simons) following his resignation or termination. All payments for termination of employment based upon base salary will be paid ratably over the twelve (12) month, eighteen (18) month or twenty-four (24) month period, as applicable, except that a lump sum payment equal to the payments due for the first six (6) month period will be paid (and no other payments based upon base salary will be made for such period). Any payment based upon bonuses will be paid in a lump sum. Such cash payments are subject to reduction to the extent necessary to prevent any amounts or benefits due from being deemed "excess parachute payments" within the meaning of Section 280G of the Internal Revenue Code. In addition, under certain circumstances of termination, as more fully described in the tables below, some long term incentive awards become fully vested.

        The following tables summarize the value of the termination payments and benefits that our named executive officers would receive if they had terminated employment on December 31, 2012 under the circumstances shown. The tables exclude (i) amounts accrued through December 31, 2012 that would be paid in the normal course of continued employment, such as accrued but unpaid salary; (ii) benefits under the Pension Plan and SERP, which benefits are described under the caption "Pension Benefits", none of which are enhanced or accelerated by any termination event; and (iii) termination arrangements generally available to all of the Company's salaried employees.

 Richard L. Simons

	Resignation Without Good Reason Prior to a Change of Control ($)	Death ($)	Disability ($)	Retirement ($)	Termination Without Cause or Resignation for Good Reason Prior to Change of Control ($)		Termination For Cause ($)	Termination Without Cause or Resignation for Good Reason Within Twelve Months After Change of Control(1) ($)
Cash Severance	—	—	—	—	624,375	(2)	—	1,228,459	(3)
Acceleration of Unvested Restricted Stock/Receipt of Earned Performance Shares(4)	—	232,099	232,099	232,099	106,686	(5)	—	990,024
Health Coverage(6)	—	—	—	—	7,894		—	10,525
Funds in Supplemental Executive Retirement Plan(7)	—	283,000	—	—	—		—	—

(1)
Mr. Simons' employment agreement reflects that if a termination of his employment occurs after the initial twelve month period following a change in control, then Mr. Simons is not eligible for any of the benefits associated with a termination following a change of control and, for purposes of the employment agreement, the termination is treated as if no change of control has occurred.

(2)
Amount equal to six months base salary is paid in a lump sum. The remainder, if applicable, is paid in installments commencing on the first payroll date after the expiration of six months.

(3)
Amount equal to six months base salary and the portion of the payment based on bonus is paid in a lump sum. The remainder is paid in installments commencing on the first payroll date after the expiration of six months.

(4)
Reflects 57,850 unvested restricted shares and a closing market price of $9.94 for the Company's common stock and an award of performance share incentives issued in May 2011 and December 2012 with an aggregate target of 41,750 shares.

(5)
Amount specified reflects restricted shares that vest upon a termination by the Company without cause prior to a change of control for awards under 2002 Stock Incentive Plan. For awards under the 2011 Stock Incentive Plan, under the terms of the applicable award agreements, unless the Company's Compensation Committee exercises its discretion to allow vesting of an award of restricted stock, all of the restricted shares granted pursuant to an award will be forfeited in the event of a resignation for good reason prior to three years from the date of such award grant.

(6)
Under Mr. Simons' employment agreement, he is entitled to eighteen months of health insurance coverage upon termination without cause or resignation for good reason, or twenty-four months of health insurance coverage if a termination without cause or resignation occurs after a change in control.

(7)
Amounts contributed to the plan that are made by the Company for the benefit of Mr. Simons become fully vested on January 1st of the fifth calendar year following the year in which the contribution is made, if made with respect to regular compensation, or January 1st of the fourth calendar year following the year in which the contribution is made, if made with respect to a bonus. Funds that are contributed by Mr. Simons to the plan are fully vested as of the time of contribution. In the event of death, all amounts deferred in the plan shall become fully vested.

 Edward J. Gaio

	Resignation Without Good Reason Prior to a Change of Control ($)	Death ($)	Disability ($)	Retirement ($)	Termination Without Cause or Resignation for Good Reason Prior to Change of Control ($)		Termination For Cause ($)	Termination Without Cause or Resignation For Good Reason Within Twelve Months After Change of Control(1) ($)
Cash Severance	—	—	—	—	235,000	(2)	—	475,856	(3)
Acceleration of Unvested Restricted Stock/Receipt of Earned Performance Shares(4)	—	126,404	126,404	126,404	68,248	(5)		321,062
Health Coverage(6)	—	—	—	—	13,811		—	20,716

(1)
Mr. Gaio's employment agreement reflects that if a termination of his employment occurs after the initial twelve month period following a change in control, then Mr. Gaio is not eligible for any of the benefits associated with a termination following a change of control and, for purposes of the employment agreement, the termination is treated as if no change of control has occurred.

(2)
Amount equal to six months base salary is paid in a lump sum. The remainder, if applicable, is paid in installments commencing on the first payroll date after the expiration of six months.

(3)
Amount equal to six months base salary and the portion of the payment based on bonus is paid in a lump sum. The remainder is paid in installments commencing on the first payroll date after the expiration of six months.

(4)
Reflects 21,550 unvested restricted shares and a closing market price of $9.94 for the Company's common stock and an award of performance share incentives issued in May 2011 and December 2012 with an aggregate target of 10,750 shares.

(5)
Amount specified reflects restricted shares that vest upon a termination by the Company without cause prior to a change of control for awards under 2002 Stock Incentive Plan. For awards under the 2011 Stock Incentive Plan, under the terms of the applicable award agreements, unless the Company's Compensation Committee exercises its discretion to allow vesting of an award of restricted stock, all of the restricted shares granted pursuant to an award will be forfeited in the event of a resignation for good reason prior to three years from the date of such award grant.

(6)
Under Mr. Gaio's employment agreement, he is entitled to twelve months of health insurance coverage upon termination without cause or resignation for good reason, or eighteen months of health insurance coverage if a termination without cause or resignation occurs after a change in control.

 James P. Langa

	Resignation Without Good Reason Prior to a Change of Control ($)	Death ($)	Disability ($)	Retirement ($)	Termination Without Cause or Resignation for Good Reason Prior to Change of Control ($)		Termination For Cause ($)	Termination Without Cause or Resignation for Good Reason Within Twelve Months After Change of Control(1) ($)
Cash Severance	—	—	—	—	260,000	(2)	—	520,321	(3)
Acceleration of Unvested Restricted Stock/Receipt of Earned Performance Shares(4)		135,747	135,747	135,747	71,995	(5)	—	429,806
Health Coverage(6)	—	—	—	—	5,263		—	7,894

(1)
Mr. Langa's employment agreement reflects that if a termination of his employment occurs after the initial twelve month period following a change in control, then Mr. Langa is not eligible for any of the benefits associated with a termination following a change of control and, for purposes of the employment agreement, the termination is treated as if no change of control has occurred.

(2)
Amount equal to six months base salary is paid in a lump sum. The remainder, if applicable, is paid in installments commencing on the first payroll date after the expiration of six months.

(3)
Amount equal to six months base salary and the portion of the payment based on bonus is paid in a lump sum. The remainder is paid in installments commencing on the first payroll date after the expiration of six months.

(4)
Reflects 27,490 unvested restricted shares and a closing market price of $9.94 for the Company's common stock and an award of performance share incentives issued in May 2011 and December 2012 with an aggregate target of 15,750 shares.

(5)
Amount specified reflects restricted shares that vest upon a termination by the Company without cause prior to a change of control for awards under 2002 Stock Incentive Plan. For awards under the 2011 Stock Incentive Plan, under the terms of the applicable award agreements, unless the Company's Compensation Committee exercises its discretion to allow vesting of an award of restricted stock, all of the restricted shares granted pursuant to an award will be forfeited in the event of a resignation for good reason prior to three years from the date of such award grant.

(6)
Under Mr. Langa's employment agreement, he is entitled to twelve months of health insurance coverage upon termination without cause or resignation for good reason, or eighteen months of health insurance coverage if a termination without cause or resignation occurs after a change in control.

Douglas C. Tifft

	Resignation Without Good Reason Prior to a Change of Control ($)	Death ($)	Disability ($)	Retirement ($)	Termination Without Cause or Resignation for Good Reason Prior to Change of Control ($)		Termination For Cause ($)	Termination Without Cause or Resignation for Good Reason Within Twelve Months After Change of Control(1) ($)
Cash Severance	—	—	—	—	195,200	(2)	—	377,311	(3)
Acceleration of Unvested Restricted Stock/Receipt of Earned Performance Shares(4)	—	140,651	140,651	140,651	73,884	(5)	—	317,086
Life Insurance(6)	—	304,818	127,387	127,387	—		—	—
Health Coverage(7)	—	—	—	—	13,811		—	20,716

(1)
Mr. Tifft's employment agreement reflects that if a termination of his employment occurs after the initial twelve month period following a change in control, then Mr. Tifft is not eligible for any of the benefits associated with a termination following a change of control and, for purposes of the employment agreement, the termination is treated as if no change of control has occurred.

(2)
Amount equal to six months base salary is paid in a lump sum. The remainder, if applicable, is paid in installments commencing on the first payroll date after the expiration of six months.

(3)
Amount equal to six months base salary and the portion of the payment based on bonus is paid in a lump sum. The remainder is paid in installments commencing on the first payroll date after the expiration of six months.

(4)
Reflects 22,150 unvested restricted shares and a closing market price of $9.94 for the Company's common stock and an award of performance share incentives issued in May 2011 and December 2012 with an aggregate target of 9,750 shares.

(5)
Amount specified reflects restricted shares that vest upon a termination by the Company without cause prior to a change of control for awards under 2002 Stock Incentive Plan. For awards under the 2011 Stock Incentive Plan, under the terms of the applicable award agreements, unless the Company's Compensation Committee exercises its discretion to allow vesting of an award of restricted stock, all of the restricted shares granted pursuant to an award will be forfeited in the event of a resignation for good reason prior to three years from the date of such award grant.

(6)
The Company is the owner and beneficiary of two life insurance policies insuring the life of Mr. Tifft. Pursuant to an agreement between Mr. Tifft and the Company, upon Mr. Tifft's death, all proceeds are payable to Mr. Tifft's beneficiaries. Upon Mr. Tifft's retirement or disability, he is entitled to the policies or the cash value of the policies.

(7)
Under Mr. Tifft's employment agreement, he is entitled to twelve months of health insurance coverage upon termination without cause or resignation for good reason, or eighteen months of health insurance coverage if a termination without cause or resignation occurs after a change in control.

 Compensation Committee Interlocks and Insider Participation

        No member of the Compensation Committee is or has been an officer or employee of the Company or any of its subsidiaries. In addition, no member of the Compensation Committee had any relationships with the Company or any other entity that require disclosure under the proxy rules and regulations promulgated by the SEC.

Compensation Committee Report

        The Compensation Committee of the Board of Directors oversees the executive compensation programs of Hardinge on behalf of the Board. In fulfilling its oversight responsibilities, the Compensation Committee reviewed and discussed with Hardinge's management the Compensation Discussion and Analysis included in this Proxy Statement.

        Based on the review and discussions referred to above, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in Hardinge's Annual Report on Form 10-K for the Year ended December 31, 2012 and in this Proxy Statement.

Members of the Compensation Committee:
Daniel J. Burke (Chairman) Robert J. Lepofsky Mitchell I. Quain R. Tony Tripeny

        This report shall not be deemed to be incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed to be filed under such acts.

 Director Compensation

        The Company's compensation arrangements for directors who are not also full-time employees of the Company are as follows:

Director Compensation Arrangements
Director Fees	$60,000 per year, $45,000 of which is paid in shares of the Company's Common Stock and $15,000 of which is paid in shares or cash, at the director's election. Entire fee is paid at the beginning of the year.
Committee Chair Fees	$10,000 per year for the Chairman of the Audit Committee; $6,000 per year for the Chairman of other committees. Entire fee is paid at the beginning of the year.
Meeting Fees	$1,500 for each board meeting attended; $1,000 for each committee meeting attended.

        The following table presents the compensation provided by Hardinge to non-employee directors for the fiscal year ended December 31, 2012:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Daniel J. Burke	46,260	52,240	98,500
Douglas A. Greenlee	44,504	44,996	89,500
J. Philip Hunter(2)	52,504	44,996	97,500
Robert J. Lepofsky	23,512	59,988	83,500
John J. Perrotti	48,504	44.996	93,500
Mitchell I. Quain	22,504	59,996	82,500
Kyle H. Seymour(3)	19,250	—	19,250
R. Tony Tripeny	37,509	44,990	82,500

(1)
Represents the aggregate grant date fair value of stock awards determined in accordance with FASB ASC Topic 718. The number of shares awarded to each director in 2012 is as follows: Mr. Burke, 5,871; Mr. Greenlee, 5,024; Mr. Hunter, 5,024; Mr. Lepofsky, 5,690; Mr. Perrotti, 5,024; Mr. Quain, 6,767; and Mr. Tripeny, 4,270.

(2)
Includes $12,000 paid to Mr. Hunter for his service as Corporate Secretary.

(3)
Mr. Seymour resigned from the Company's Board of Directors effective as of February 14, 2012.

        Non-employee directors receive no other form of compensation such as stock option awards, incentive pay, or retirement benefits. They are reimbursed for expenses (including costs of travel, food and lodging) incurred in attending Board, committee and shareholder meetings and also reimbursed for reasonable expenses associated with other Hardinge business activities. Hardinge also pays premiums on directors' and officers' liability insurance policies covering directors.

Compensation Risk Assessment

        The Compensation Committee, at its meeting of February 11, 2013, considered the Company's compensation policies and practices and concluded that they are not reasonably likely to have a material adverse effect on the Company.

 PROPOSAL 3—ADVISORY VOTE ON EXECUTIVE COMPENSATION

        The Company asks that you indicate your support for our executive compensation policies and practices as described in the Company's Compensation Discussion and Analysis, accompanying tables and related narrative contained in this Proxy Statement. Your vote is advisory and so will not be binding on the Board. However, the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation.

        One of the key principles underlying our Compensation Committee's compensation philosophy is pay for performance. We will continue to emphasize compensation arrangements that align the financial interests of our executives with the interests of long-term shareholders. Please refer to the section of this Proxy Statement entitled "Executive Compensation" starting on page 26 of this Proxy Statement for a detailed discussion of our executive compensation practices and philosophy.

        The Board of Directors recommends a vote FOR the following resolution:

        RESOLVED—that the shareholders approve, on an advisory basis, the compensation of the Company's executives named in the Summary Compensation Table, as disclosed in the Company's 2013 Proxy Statement pursuant to the executive compensation disclosure rules of the Securities and Exchange Commission, which disclosure includes the Compensation Discussion and Analysis, the compensation tables and other executive compensation disclosures.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3

 Vote Required

        The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote on the proposal will be required for approval.

TRANSACTIONS WITH RELATED PERSONS

        The Company recognizes that transactions between the Company and its directors or executives can present potential or actual conflicts of interest and create the appearance that Company decisions are based on considerations other than the best interests of the Company and its shareholders. Therefore, as a general matter and in accordance with the Company's Code of Conduct for Directors and Executive Officers and the Company's Code of Ethics for the Chief Executive and Senior Financial Officers, it is the Company's preference to avoid such transactions. Nevertheless, the Company recognizes that there are situations where such transactions may be in, or may not be inconsistent with, the best interests of the Company. Therefore, the Company has adopted a formal policy which requires the Company's Nominating and Governance Committee to review and, if appropriate, to approve or ratify any transactions in which a director, executive officer, or a family member thereof has a material interest. Pursuant to the policy, the Nominating and Governance Committee will review any such transaction in which the Company is or will be a participant and the amount involved exceeds $100,000. After its review the Committee will only approve or ratify those transactions that are in, or are not inconsistent with, the best interests of the Company and its shareholders, as the Committee determines in good faith.

OTHER MATTERS

        The Board of Directors knows of no business other than that set forth above to be transacted at the meeting, but if other matters requiring a vote of the shareholders arise, the persons designated as proxies will vote the shares of Common Stock represented by the proxies in accordance with their judgment on such matters. The cost of soliciting proxies will be borne by the Company. In addition to solicitations by mail, some of the directors, officers and regular employees of the Company may conduct additional solicitations by telephone and personal interviews without remuneration. The

Company may also request nominees, brokerage houses, custodians and fiduciaries to forward soliciting material to beneficial owners of stock held of record and will reimburse such persons for any reasonable expense.

        The Company has purchased insurance from Illinois National Insurance Company providing for reimbursement of directors and officers of the Company and its subsidiary companies for costs and expenses incurred by them in actions brought against them in connection with their actions as directors or officers, including actions as fiduciaries under the Employee Retirement Income Security Act of 1974. The insurance coverage expires on June 1, 2013 and costs $202,200 on an annualized basis, which was paid by the Company. It is anticipated that similar policies will be purchased effective upon termination of such coverage.

        Financial statements for the Company and its consolidated subsidiaries are included in Hardinge Inc.'s Annual Report to Shareholders for the year 2012 which was mailed to our shareholders on or about March 27, 2013.

        A COPY OF HARDINGE INC.'S 2012 ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS AVAILABLE WITHOUT CHARGE TO THOSE STOCKHOLDERS WHO WOULD LIKE MORE DETAILED INFORMATION CONCERNING HARDINGE. TO OBTAIN A COPY, PLEASE WRITE TO: HUNTER QIN, MANAGER OF REPORTING, HARDINGE INC., ONE HARDINGE DRIVE, ELMIRA, NY 14902. THE 10-K IS ALSO AVAILABLE ON THE COMPANY'S WEBSITE (www.hardinge.com).

BY ORDER OF THE BOARD OF DIRECTORS, HARDINGE INC. J. PHILIP HUNTER Secretary

        Dated: March 27, 2013

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 01M0PB + Annual Meeting Proxy Card Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + B Non-Voting Items A For Against Abstain 1. Election of Class I Director: For Withhold Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3. 01 - Robert J. Lepofsky 2. Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent auditor for 2013. 1 U PX 02 - Mitchell I. Quain For Withhold Please check box if you plan on attending the Annual Meeting on May 7, 2013. Change of Address — Please print new address below. IMPORTANT ANNUAL MEETING INFORMATION For Against Abstain 3. Advisory vote on executive compensation. 03 - Richard L. Simons For Withhold MMMMMMM NNNNNNNNNNNN 1 5 5 2 8 4 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND NNNNNNNNN C 1234567890 J N T 1234 5678 9012 345 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ C123456789 MMMMMMMMMMMMMMM IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 6, 2013. Vote by Internet • Go to www.investorvote.com/HDNG • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

. Proxy — Hardinge Inc. Proxy Solicited by Board of Directors of Hardinge Inc. for the Annual Meeting May 7, 2013 The undersigned hereby constitutes and appoints Douglas A. Greenlee and John J. Perrotti, and each of them, the undersigned’s true and lawful agent and proxy with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of Hardinge Inc. (the “Company”) to be held at the Company’s corporate headquarters, One Hardinge Drive, Elmira, New York, on Tuesday, May 7, 2013 at 11:00 a.m., local time, and at any adjournments or postponements thereof, with all powers the undersigned would possess, if then and there personally present, on all matters properly coming before said Annual Meeting, including but not limited to the matters set forth on the reverse side. You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. Your proxy cannot be voted unless you sign, date and return this card or follow the instructions below for telephone or internet voting. This proxy when properly executed will be voted in the manner directed herein and will be voted in the discretion of the proxies upon such other matters as may properly come before the Annual Meeting. If no direction is made, this proxy will be voted FOR the listed nominees and proposals 2 and 3. PLEASE DATE, SIGN, AND MAIL THIS PROXY TODAY IN THE ENCLOSED ENVELOPE. IF NO BOXES ARE MARKED, THIS PROXY WILL BE VOTED IN THE MANNER DESCRIBED ABOVE. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on May 7, 2013. The Proxy Statement, Notice of 2013 Annual Meeting of Shareholders, Form of Proxy and the Annual Report to Shareholders is available at www.hardinge.com/2013proxy Note to Beneficial Owners To our shareholders owning shares held in “street name” through an account at a brokerage firm, bank or similar institution, please note that new stock exchange rules no longer permit the institution to vote on your behalf with respect to uncontested elections of directors if you do not instruct the institution how to vote your shares. Therefore, we urge our street name holders to submit voting instructions to your broker, bank or other nominee. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 01M0UB + Annual Meeting Proxy Card - Retirement Plan Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + B Non-Voting Items 1 U PX Please check box if you plan on attending the Annual Meeting on May 7, 2013. Change of Address — Please print new address below. IMPORTANT ANNUAL MEETING INFORMATION A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3. For Against Abstain 1. Election of Class I Director: For Withhold 01 - Robert J. Lepofsky 2. Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent auditor for 2013. 02 - Mitchell I. Quain For Withhold For Against Abstain 3. Advisory vote on executive compensation. 03 - Richard L. Simons For Withhold MMMMMMM NNNNNNNNNNNN 1 5 5 2 8 4 3 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND NNNNNNNNN C 1234567890 J N T 1234 5678 9012 345 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ C123456789 MMMMMMMMMMMMMMM IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 5:00 p.m., Central Time, on May 2, 2013. Vote by Internet • Go to www.investorvote.com/HDNG • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

Proxy — Hardinge Inc. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on May 7, 2013. The Proxy Statement, Notice of 2013 Annual Meeting of Shareholders, Form of Proxy and the Annual Report to Shareholders is available at www.hardinge.com/2013proxy Proxy Solicited by Board of Directors of Hardinge Inc. for the Annual Meeting May 7, 2013 Hardinge Inc. Retirement Plan The undersigned hereby constitutes and appoints Vanguard Fiduciary Trust Company, as Trustee under the Hardinge Inc. Retirement Plan, his or her true and lawful agent and proxy with full power of substitution for all shares of Common Stock the undersigned has the power to direct the vote under said Plan, to represent the undersigned at the Annual Meeting of Stockholders of Hardinge Inc. (the “Company”) to be held at the Company’s corporate headquarters, One Hardinge Drive, Elmira, New York, on Tuesday, May 7, 2013 at 11:00 a.m., local time, and at any adjournments or postponements thereof, with all powers the undersigned would possess, if then and there personally present, on all matters properly coming before said Annual Meeting, including but not limited to the matters set forth on the reverse side. The undersigned hereby directs Vanguard Fiduciary Trust Company as Trustee of the Plan to vote all shares of Common Stock in the undersigned’s accounts under said Plan in accordance with the instructions given herein. Pursuant to the terms of the Plan, the Trustee of the Plan will vote all shares of Common Stock held in the undersigned’s name for which voting instructions have not been received on or before May 2, 2013 in the same proportion as those Plan shares for which it has received instructions. You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. This proxy when properly executed will be voted in the manner directed herein and will be voted in the discretion of the Plan Trustee upon such other matters as may properly come before the Annual Meeting. If no direction is made, this proxy will be voted FOR the listed nominees and proposals 2 and 3. PLEASE DATE, SIGN, AND MAIL THIS PROXY TODAY IN THE ENCLOSED ENVELOPE. IF NO BOXES ARE MARKED, THIS PROXY WILL BE VOTED IN THE MANNER DESCRIBED ABOVE. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X+ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Annual Meeting Proxy Card Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below B Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + A For Against Abstain 1. Election of Class I Director: For Withhold Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3. 01 - Robert J. Lepofsky 2. Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent auditor for 2013. 1 U PX 02 - Mitchell I. Quain For Withhold For Against Abstain 3. Advisory vote on executive compensation. 03 - Richard L. Simons For Withhold 1 5 5 2 8 4 2

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy — Hardinge Inc. Proxy Solicited by Board of Directors of Hardinge Inc. for the Annual Meeting May 7, 2013 The undersigned hereby constitutes and appoints Douglas A. Greenlee and John J. Perrotti, and each of them, the undersigned’s true and lawful agent and proxy with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of Hardinge Inc. (the “Company”) to be held at the Company’s corporate headquarters, One Hardinge Drive, Elmira, New York, on Tuesday, May 7, 2013 at 11:00 a.m., local time, and at any adjournments or postponements thereof, with all powers the undersigned would possess, if then and there personally present, on all matters properly coming before said Annual Meeting, including but not limited to the matters set forth on the reverse side. You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. Your proxy cannot be voted unless you sign, date and return this card or follow the instructions below for telephone or internet voting. This proxy when properly executed will be voted in the manner directed herein and will be voted in the discretion of the proxies upon such other matters as may properly come before the Annual Meeting. If no direction is made, this proxy will be voted FOR the listed nominees and proposals 2 and 3. PLEASE DATE, SIGN, AND MAIL THIS PROXY TODAY IN THE ENCLOSED ENVELOPE. IF NO BOXES ARE MARKED, THIS PROXY WILL BE VOTED IN THE MANNER DESCRIBED ABOVE. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on May 7, 2013. The Proxy Statement, Notice of 2013 Annual Meeting of Shareholders, Form of Proxy and the Annual Report to Shareholders is available at www.hardinge.com/2013proxy Note to Beneficial Owners To our shareholders owning shares held in “street name” through an account at a brokerage firm, bank or similar institution, please note that new stock exchange rules no longer permit the institution to vote on your behalf with respect to uncontested elections of directors if you do not instruct the institution how to vote your shares. Therefore, we urge our street name holders to submit voting instructions to your broker, bank or other nominee.